                                  EXHIBIT 25

                             FORM T-1

                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                STATEMENT OF ELIGIBILITY UNDER THE
         TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                   DESIGNATED TO ACT AS TRUSTEE


CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
              PURSUANT TO SECTION 305(b)(2):
                             ________

                          KEY BANK OF NEW YORK
         (Exact name of trustee as specified in its charter)

New York                                        14-0912685
(Jurisdiction of incorporation or               (IRS Employer
 organization if not a U.S. national bank)      Identification No.)

66 South Pearl Street, Albany, New York         12207
(Address of Principal Executive Offices)        (Zip Code)

      Not required--trustee is a New York state-chartered bank
(Name, address, and telephone number of agent for service)

                               Agway, Inc.
         (Exact Name of Obligor as Specified in its Charter)

Delaware                                        15-0277720
(State or Other Jurisdiction of Incorporation)  (IRS Employer
                                                Identification No.)

333 Butternut Drive, DeWitt, New York          13214
(Address of Principal Executive Offices)        (Zip Code)

                       Agway Financial Corporation
         (Exact Name of Obligor as Specified in Its Charter)

Delaware                                        06-1174232
(State or Other Jurisdiction of Incorporation)  (IRS Employer
                                                Identification No.)

1105 North Market Street, Suite 1300
Wilmington, Delaware                               19899
(Address of Principal Executive Offices)          (Zip Code)

      Subordinated Member Money Market Certificates issued in multiples of $5,000 under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2001 (minimum 7.25% per annum).

      Subordinated Money Market Certificates issued in multiples of $5,000 under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due
      October 31, 2001 (minimum 6.75% per annum).

      Subordinated Member Money Market Certificates issued in multiples of $100 under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2001 (minimum 7.00% per annum).

      Subordinated Money Market Certificates issued in multiples of $100 under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due
      October 31, 2001 (minimum 6.50% per annum).

      Subordinated Non-Redeemable Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due
      October 31, 1997 (minimum 7.75% per annum).


                 [TITLE OF THE INDENTURE SECURITIES]

Item 1. General Information. Furnish the following information as to the trustee -

                 (a)   Name and address of each examining or
                       supervisory authority to which it is subject.

                       State of New York Banking Department, 2 Rector Street, New York, New York 10006.

                       Federal Deposit Insurance Corporation,
                       Washington, D.C.

                 (b) Whether it is authorized to exercise corporate trust powers.

            YES.


Item 2. Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            AS TO EACH OBLIGOR:  NONE


Item 3. Voting securities of the trustee. Furnish the following information as to each class of voting securities of the trustee.

            AS OF SEPTEMBER 30, 1994

            Title of Class:                    Amount Outstanding:
            Common Stock $1.00 Par Value       244,321,471 shares


Item 4. Trusteeships under other indentures. If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

            (a) Title of the securities outstanding under each such other indenture.

                 (1) Subordinated Member Debentures (minimum 7%), issued under Indenture dated October 1, 1970, due July 1, 1995.

                 (2)   Subordinated Member Debentures (minimum 8
                       1/2%), issued under Indenture dated October 1, 1974, due July 1, 1999.

                 (3) Subordinated Debentures (minimum 8%), issued under Indenture dated October 1, 1974, due
                       July 1, 1999.

                 (4) Variable Rate Savings Debenture Bonds, Series D (8.38%), issued under Indenture dated
                       October 2, 1974, due July 1, 1995.

                 (5)   Subordinated Member Debentures (minimum 7
                       1/2%), issued under Indenture dated September 1, 1976, due July 1, 2001.

                 (6) Subordinated Debentures (minimum 7%), issued under Indenture dated September 1, 1976, due July 1, 2001.

                 (7) Subordinated Member Debentures (minimum 8%), issued under Indenture dated September 1, 1978, due July 1, 2003.

                 (8) Subordinated Debentures (minimum 7 1/2%), issued under Indenture dated September 1, 1978, due July 1, 2003.

                 (9) Subordinated Member Money Market Certificates issued under Indenture dated August 25, 1982, due October 31, 1997 (minimum 9 1/2%).

                 (10) Subordinated Money Market Certificates issued under Indenture dated August 25, 1982, due October 31, 1997 (minimum 9%).

                 (11) Subordinated Money Market Certificates issued under Indenture dated August 1, 1984, due
                       October 31, 1994 (minimum 9 1/2%).

                 (12) Subordinated Member Money Market Certificates issued under Indenture dated August 1, 1984, due October 31, 1994 (minimum 10%).

                 (13) Subordinated Money Market Certificates issued under Indenture dated August 2, 1984, due
                       October 31, 1994 (minimum 10%).

                 (14) Subordinated Member Money Market Certificates issued under Indenture dated August 2, 1984, due October 31, 1994 (minimum 10 1/2%).

                 (15) Subordinated Money Market Certificates issued under Indenture dated September 1, 1985, due October 31, 2005 (minimum 7 1/2%).

                 (16) Subordinated Member Money Market Certificates issued under Indenture dated September 1, 1985, due October 31, 2005 (minimum 8%).

                 (17) Subordinated Money Market Certificates issued under Indenture dated September 2, 1985, due October 31, 1995 (minimum 8%).

                 (18) Subordinated Member Money Market Certificates issued under Indenture dated September 2, 1985, due October 31, 1995 (minimum 8 1/2%).

                 (19) Subordinated Member IRA Certificates issued under Indenture dated September 3, 1985, due October 31, 1995 (minimum 10%).

                 (20) Subordinated Member IRA Certificates issued under Indenture dated September 2, 1986, due October 31, 1996 (minimum 7%).

                 (21) Subordinated Member Money Market Certificates issued under Indenture dated September 1, 1986, due October 31, 1996 (minimum 6 1/2%).

                 (22) Subordinated Money Market Certificates issued under Indenture dated September 1, 1986, due October 31, 1996 (minimum 6%).

                 (23) Subordinated Member Money Market Certificates issued under Indenture dated September 1, 1986, due October 31, 2006 (minimum 6%).

                 (24) Subordinated Money Market Certificates issued under Indenture dated September 1, 1986, due October 31, 2006 (minimum 5 1/2%).

                 (25) Subordinated Member Money Market Certificates issued under Indenture dated August 24, 1987, due October 31, 1998 (minimum 7%).

                 (26) Subordinated Member Money Market Certificates issued under Indenture dated August 24, 1987, due October 31, 2008 (minimum 6 1/2%).

                 (27) Subordinated Money Market Certificates issued under Indenture dated August 24, 1987, due
                       October 31, 1998 (minimum 6 1/2%).

                 (28) Subordinated Money Market Certificates issued under Indenture dated August 24, 1987, due
                       October 31, 2008 (minimum 6%).

                 (29) Subordinated Member IRA Certificates issued under Indenture dated August 25, 1987, due
                       October 31, 1997 (minimum 7 1/2%).

                 (30) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1988, as amended by Supplemental Indenture dated as of October 14, 1988, due October 31, 2000 (minimum 9 1/2% per annum).

                 (31) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1988, as amended by Supplemental Indenture dated as of October 14, 1988, due October 31, 2000 (minimum 9% per annum).

                 (32) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1988, as amended by Supplemental Indenture dated as of October 14, 1988, due October 31, 2008 (minimum 9% per annum).

                 (33) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1988, as amended by Supplemental Indenture dated as of October 14, 1988, due October 31, 2008 (minimum 8 1/2% per annum).

                 (34) Subordinated Member IRA Certificates issued under Indenture dated as of August 24, 1988, as amended by Supplemental Indenture dated as of October 14, 1988, due October 31, 1998 (minimum 9 1/2% per annum).

                 (35) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 1998 (minimum 9% per annum).

                 (36) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 1998 (minimum 8 1/2% per annum).

                 (37) Subordinated Member Money Market Certificate issued under Indenture dated as of August 23, 1989, due October 31, 2004 (minimum 8 1/2% per annum).

                 (38) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 2004 (minimum 8% per annum).

                 (39) Subordinated Member IRA Certificates issued under Indenture dated as of August 24, 1989, due October 31, 1999 (minimum 9% per annum).

                 (40) Subordinated Member IRA Certificates issued under Indenture dated as of August 24, 1989, due October 31, 2000 (minimum 9% per annum).

                 (41) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 2001 (minimum 9% per annum).

                 (42) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 2001 (minimum 8 1/2% per annum).

                 (43) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 2005 (minimum 8 1/2% per annum).

                 (44) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 2005 (minimum 8% per annum).

                 (45) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 1999 (minimum 8% per annum).

                 (46) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 1999 (minimum 7.5% per annum).

                 (47) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 2002 (minimum 7.5% per annum).

                 (48) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, due October 31, 2002 (minimum 7% per annum).

                 (49) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2002 (minimum 6% per annum).

                 (50) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2002 (minimum 5.5% per annum).

                 (51) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 1996 (minimum 5.5% per annum).

                 (52) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 1996 (minimum 5% per annum).

                 (53) 7% Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 1995 (minimum 7% per annum).

                 (54) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2001 (minimum 5.25% per annum).

                 (55) Subordinated Member Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2001 (minimum 5.00% per annum).

                 (56) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2001 (minimum 4.75% per annum).

                 (57) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 2001 (minimum 4.50% per annum).

                 (58) Subordinated Money Market Certificates issued under Indenture dated as of August 23, 1989, as amended by Supplemental Indenture dated as of August 24, 1992, due October 31, 1996 (minimum 5.50% per annum).


      (b) A brief statement of facts relied upon as a basis for the claim that no conflicting interest within the meaning of
            Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

            The proviso clause of Section 310(b)(1) of the Act is applicable. See Section 8.08(c)(1) of the Indentures dated as of October 1, 1970; October 1, 1974; October 2, 1974; September 1, 1976; September 1, 1978; August 25, 1982; August 1, 1984; August 2, 1984; September 1, 1985;
            September 2, 1985; and Section 11.10 of the Indentures dated September 3, 1985; September 1, 1986; September 2, 1986; August 24, 1987; August 25, 1987; August 23, 1988;
            August 24, 1988; August 23, 1989; and August 24, 1989.
            The debentures, debenture bonds, or certificates issued under this indentures are wholly unsecured and except for their maturities and interest rates will rank equally with one another.

Item 5. Interlocking directorates and similar relationship with obligor or underwriters. If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

            AS TO EACH OBLIGOR:  NONE.

Item 6. Voting securities of the trustee owned by the obligor or its officials. Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

            AS OF OCTOBER 3, 1994

            SO FAR AS IS KNOWN TO THE TRUSTEE, AND BASED UPON INFORMATION SUPPLIED BY THE OBLIGORS, THE AMOUNT OF VOTING SECURITIES OF THE TRUSTEE, OWNED BENEFICIALLY BY THE OBLIGORS AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, TAKEN AS A GROUP, DOES NOT EXCEED 1 PERCENT OF THE OUTSTANDING VOTING SECURITIES OF THE TRUSTEE.

Item 7. Voting securities of the trustee owned by underwriters or their officials. Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

            AS OF OCTOBER 3, 1994

            AS TO EACH OBLIGOR:  NONE


Item 8. Securities of the obligor owned or held by the trustee. Furnish the following information as to the securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:
                      AS OF OCTOBER 3, 1994

            AS TO EACH OBLIGOR:  NONE

Item 9. Securities of underwriters owned or held by the trustee. If the trustee owns beneficially or holds as collateral security for obligations in default any securities of any underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

            AS OF OCTOBER 3, 1994

            AS TO EACH OBLIGOR:  NONE


Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor. If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person;

            AS OF OCTOBER 3, 1994

            AS TO EACH OBLIGOR:  NONE


Item 11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor. If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

            AS OF OCTOBER 3, 1994

            AS TO EACH OBLIGOR:  NONE


Item 12. Indebtedness of the Obligor to the Trustee. Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:


                       Col. A                  Col. B              Col. C
              Nature of                Amount
            Indebtedness             Outstanding           Date Due


            AS TO EACH OBLIGOR:  NONE

Item 13.    Defaults by the Obligor.

            (a) State whether there is or has been a default with respect to the securities under this indenture.
                 Explain the nature of any such default.

            AS TO EACH OBLIGOR:  NONE


            (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

            AS TO EACH OBLIGOR:  NONE


Item 14. Affiliations with the Underwriters. If any underwriter is an affiliate of the trustee, describe each such affiliation.

            AS TO EACH OBLIGOR:  NONE


Item 15. Foreign Trustee. Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

            NOT APPLICABLE.


Item 16.    List of Exhibits:

            1. A copy of the Organization Certificate of the trustee as now in effect.<F1>

            2. A copy of the letter dated June 12, 1992, from the New York Superintendent of Banks authorizing the trustee to convert to a New York State charter (and commence business as a New York State-chartered banking corporation) on June 17,
                 1992.<F2>

            3.   The authorization of the trustee to
                 exercise corporate trust powers is
                 contained in the Organization
                 Certificate.<F3>

            4.   A copy of the existing by-laws of the
                 trustee.<F4>

            5. Inapplicable, since neither obligor is in default.

            6.   The trustee hereby consents, solely to
                 the extent required by Section 321(b) of the Trust Indenture Act of 1939, that reports of examinations by Federal,
                 State, Territorial, or District
                 authorities may be furnished by such
                 authorities to the Securities and
                 Exchange Commission upon such
                 Commission's request therefor.

            7. A copy of the latest report of condition dated June 30, 1994 of the trustee, published pursuant to the requirements of its supervising or examining authority.

            8.   Inapplicable.

            9.   Inapplicable.

<F1> thru <F4>  Incorporated by reference to Statement by Key Bank of New York of Eligibility Under the Trust Indenture Act of 1939 as a Corporation Designated to Act as Trustee, filed as Exhibit 25 to Registration Statement No. 33-50469 of Agway, Inc. and Agway
Financial Corporation filed with the Securities and Exchange
Commission on October 1, 1993.

                            SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Key Bank of New York, a New York state-chartered banking corporation, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Albany, and State of New York, on the 7th day of October, 1994.


                                KEY BANK OF NEW YORK, trustee

                                By: /s/ STEPHEN E. GORZYNSKI
                                    Stephen E. Gorzynski
                                      Vice President

                                                                 Board of Governors of the Federal Reserve System
                                                                 OMB Number:7100-0036
                                                                 Federal Deposit Insurance Corporation
                                                                 OMB Number:3064-0052
                                                                 Office of the Comptroller of the Currency
                                                                 OMB Number:1557-0081
          Federal Financial Institutions Examination Council     Expires July 31, 1994



           (logo)                                                Please refer to page i,                 1
                                                                 Table of Contents, for
                                                                 the required disclosure
                                                                 of estimated burden.

          Consolidated Reports of Condition and Income for
          A Bank With Domestic Offices Only and
          Total Assets of $300 Million or More---FFIEC 032

                                                                       (940630)
                                                                       -------
          Report at the close of business June 30, 1994                (RCRI 9999)


          This report is required by law: 12 U.S.C. Section 324        This report form is to be filed by banks with domestic
          (State member banks); 12 U.S.C. Section 1817 (State          offices only.  Banks with branches and consolidated
          nonmember banks); and 12 U.S.C. Section 161 (National        subsidiaries in U.S. territories and possessions, Edge or
          banks)                                                       Agreement subsidiaries, foreign branches, consolidated
                                                                       foreign subsidiaries, or International Banking Facilities
                                                                       must file the FFIEC 031.
           ----------------------------------------------------------  ---------------------------------------------------------

           NOTE:  the Reports of Condition and Income must be signed   The Reports of Condition and Income are to be prepared in
           by an authorized officer and the Report of Condition must   accordance with Federal regulatory authority instructions.
           be attested to by not less than two directors (trustees)    NOTE: These instructions may in some cases differ from
           for State nonmember banks and three directors for State     generally accepted accounting principles.
           member and National banks.
                                                                       We, the undersigned directors (trustees), attest to the
           I, Kevin P. Riley, EVP & CFO                                correctness of this Report of Condition (including the
              Name and Title of Officer Authorized to Sign Report      supporting schedules)and declare that it has been examined by us and to the best of our knowledge and belief has been
           of the named bank do hereby declare that these Reports of   prepared in conformance with the instructions issued by
           Condition and Income (including the supporting schedules)   the appropriate Federal regulatory authority and is true
           have been prepared in conformance with the instructions     and correct.
           issued by the appropriate Federal regulatory authority and  /s/ Robert Bouchard
           are true to the best of my knowledge and belief.            _________________________________________________________
                                                                       Director (Trustee)
           /s/ K. P. Riley                                             /s/ Sydney T. Jones III
           _________________________________________________________   _________________________________________________________
           Signature of Officer Authorized to Sign Report              Director (Trustee)
           July 29, 1994                                               /s/ Curtis M. Carlson
           _________________________________________________________   _________________________________________________________
           Date of Signature                                           Director (Trustee)


           For Banks Submitting Hard Copy Report Forms:

           State Member Banks:  Return the original and one copy to    National Banks:  Return the original only in the special
           the appropriate Federal Reserve District Bank.              return address envelope provided.  If express mail is used in lieu of the special return envelope, return the
           State Nonmember Banks:  Return the original only in the     original only to the FDIC, c/o Quality Data Systems, 2139
           special return address envelope provided.  If express mail  Espey Court, Crofton, MD 21114.
           is used in lieu of the special return address envelope,
           return the original only to the FDIC, c/o Quality Data
           Systems, 2139 Espey Court, Crofton, MD 21114.

           FDIC Certificate Number |0|6|9|3|7|                         CALL NO. 188                  32                  06-30-94
                                   -----------
                                   (RCRI 9050)                         CERT:  06937               00059              STBK 36-0096

                                                                       KEY BANK OF NEW YORK
                                                                       66 SOUTH PEARL STREET
                                                                       ALBANY, NY  12207


           Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                    FFIEC032
                                                                     Page 1

                                                                        2
          Consolidated Reports of Condition and Income for
          A Bank With Domestic Offices Only and
          Total Assets of $300 Million or More
          -------------------------------------------------------------------

         Table of Contents
         Signature Page                                       Cover  Report of Condition
                                                                     Schedule RC--Balance Sheet  . . . . . . . . . . .  RC-1, 2
         Report of Income
                                                                     Schedule RC-A--Cash and Balances Due From
         Schedule RI--Income Statement . . . . . . . .   RI-1, 2, 3     Depository Institutions  . . . . . . . . . . . .   RC-3
         Schedule RI-A--Changes in Equity Capital  . . . . .   RI-3  Schedule RC-B--Securities . . . . . . . . . . . .   RC-4,5

         Schedule RI-B--Charge-offs and Recoveries and               Schedule RC-C--Loans and Lease Financing
            Changes in Allowance for Loan and Lease                     Receivables:
            Losses   . . . . . . . . . . . . . . . . . . .  RI-4, 5         Part I.  Loans and Leases  . . . . . . . .   RC-6,7
                                                                            Part II. Loans to Small Businesses and
         Schedule RI-C--Applicable Income Taxes by                             Small Farms (included in the forms for
            Taxing Authority   . . . . . . . . . . . . . . .   RI-5            June 30 only) . . . . . . . . . . . .  RC-7a, 7b

         Schedule RI-E--Explanations . . . . . . . . . . .  RI-5, 6

                                                                     Schedule RC-D--Trading Assets and Liabilities
                                                                        (to be completed only by selected banks)   . . .   RC-8
                                                                     Schedule RC-E--Deposit Liabilities  . . . . . .   RC-9, 10

                                                                     Schedule RC-F--Other Assets . . . . . . . . . . . .  RC-11

                                                                     Schedule RC-G--Other Liabilities  . . . . . . . . .  RC-11

                                                                     Schedule RC-K--Quarterly Averages . . . . . . . . .  RC-12

                                                                     Schedule RC-l--Off-Balance Sheet Items  . . . .   RC-13,14

                                                                     Schedule RC-M--Memoranda  . . . . . . . . . . .  RC-15, 16

                                                                     Schedule RC-N--Past Due and Nonaccrual
                                                                        Loans, Leases, and Other Assets  . . . . . .  RC-17, 18

         Disclosure of Estimated Burden                              Schedule RC-0--Other Data for Deposit
                                                                        Insurance Assessments  . . . . . . . . . . .  RC-19, 20
         The estimated average burden associated with this
         information collection is 30.7 hours per respondent and     Schedule RC-R--Risk-Based Capital . . . . . . .  RC-21, 22
         is estimated to vary from 15 to 200 hours per response,
         depending on individual circumstances.  Burden estimates    Optional Narrative Statement Concerning the
         include the time for reviewing instructions, gathering         Amounts Reported in the Reports of
         and maintaining data in the required form, and completing      Condition and Income   . . . . . . . . . . . . .  RC-23
         the information collection, but exclude the time for
         compiling and maintaining business records in the normal    Special Report (to be completed by all banks)
         course of a respondent's activities.  Comments concerning
         the accuracy of this burden estimate and suggestions for    Schedule RC-J--Repricing Opportunities (sent only to and
         reducing this burden should be directed to the Office of    to be completed only by savings banks)
         Information and Regulatory Affairs, Office of Management
         and Budget, Washington, D.C. 20503, and to one of the
         following:

         Secretary
         Board of Governors of the Federal Reserve System
         Washington, D.C. 20551


         Legislative and Regulatory Analysis Division
         Office of the Comptroller of the Currency
         Washington, D.C. 20219

         Assistant Executive Secretary
         Federal Deposit Insurance Corporation
         Washington, D.C. 20429


          For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC
          (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.


          Legal Title of Bank:     KEY BANK OF NEW YORK        Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                            Page RI-1
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Consolidated Report of Income
          for the period January 1, 1994-June 30, 1994

          All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

          Schedule RI--Income Statement

                                                                                                             -------
                                                                                                                I380 <-
                                                                                                  ------------------
                                                                      Dollar Amounts in Thousands RIAD  Bil Mil Thou
          ----------------------------------------------------------------------------------------------------------
          1.  Interest income:                                                                    //////////////////
              a.  Interest and fee income on loans:                                               //////////////////
                  (1) Loans secured by real estate . . . . . . . . . . . . . . . . . . . . . . .  4011       206,228  1.a.(1)
                  (2) Loans to finance agricultural production and other loans to farmers  . . .  4024         3,095  1.a.(2)
                  (3) Commercial and industrial loans  . . . . . . . . . . . . . . . . . . . . .  4012        50,748  1.a.(3)
                  (4) Loans to individuals for household, family, and other personal              //////////////////
                      expenditures:                                                               //////////////////
                      (a) Credit cards and related plans   . . . . . . . . . . . . . . . . . . .  4054        19,795  1.a.(4)(a)
                      (b) Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4055       109,060  1.a.(4)(b)
                  (5) Loans to foreign governments and official institutions . . . . . . . . . .  4056           103  1.a.(5)
                  (6) Obligations (other than securities and leases) of states and political      //////////////////
                      subdivisions in the U.S.:                                                   //////////////////
                      (a) Taxable obligations  . . . . . . . . . . . . . . . . . . . . . . . . .  4503         1,555  1.a.(6)(a)
                      (b) Tax-exempt obligations   . . . . . . . . . . . . . . . . . . . . . . .  4504         1,540  1.a.(6)(b)
                  (7) All other loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4058         1,727  1.a.(7)
              b.  Income from lease financing receivables:                                        //////////////////
                  (1) Taxable leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4505         2,807  1.b.(1)
                  (2) Tax-exempt leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4307             0  1.b.(2)
              c.  Interest income on balances due from depository institutions<F1>  . . . . . .   4115             0  1.c.
              d.  Interest and dividend income on securities:                                     //////////////////
                  (1) U.S. Treasury securities and U.S. Government agency and corporation         //////////////////
                      obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4027        75,686  1.d.(1)
                  (2) Securities issued by states and political subdivisions in the U.S.:         //////////////////
                      (a) Taxable securities   . . . . . . . . . . . . . . . . . . . . . . . . .  4506             0  1.d.(2)(a)
                      (b) Tax-exempt securities  . . . . . . . . . . . . . . . . . . . . . . . .  4507        21,273  1.d.(2)(b)
                  (3) Other domestic debt securities . . . . . . . . . . . . . . . . . . . . . .  3657         2,681  1.d.(3)
                  (4) Foreign debt securities  . . . . . . . . . . . . . . . . . . . . . . . . .  3658            61  1.d.(4)
                  (5) Equity securities (including investments in mutual funds)  . . . . . . . .  3659             0  1.d.(5)
              e.  Interest income from assets held in trading accounts . . . . . . . . . . . . .  4069             0  1.e.
              f.  Interest income on federal funds sold and securities purchased under agreements //////////////////
                  to resell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4020           828  1.f.
              g.  Total interest income (sum of items 1.a through 1.f) . . . . . . . . . . . . .  4107       497,187  1.g.
                                                                                                  ------------------

           <F1> Includes interest income on time certificates of deposit not held in trading accounts.

          Legal Title of Bank:     KEY BANK OF NEW YORK               Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                   Page RI-2
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RI--Continued

                                                                                ---------------
                                                                                Year-to-date
                                                                             ------------------
                                                Dollar Amounts in Thousands  RAID  Bil Mil Thou
            -----------------------------------------------------------------------------------
            2.  Interest expense:                                            //////////////////
                a. Interest on deposits:                                     //////////////////
                   (1) Transaction accounts (NOW accounts, ATS accounts,     //////////////////
                       and telephone and preauthorized transfer accounts)    4508         8,118  2.a.(1)
                   (2) Nontransaction accounts:                              //////////////////
                       (a)  Money market deposit accounts (MMDAs)  . . . .   4509        28,467  2.a.(2)(a)
                       (b)  Other savings deposits . . . . . . . . . . . .   4511        44,504  2.a.(2)(b)
                       (c)  Time certificates of deposit of $100,000 or      //////////////////
                            more . . . . . . . . . . . . . . . . . . . . .   4174         7,565  2.a.(2)(c)
                       (d)  All other time deposits  . . . . . . . . . . .   4512        64,639  2.a.(2)(d)
                b. Expense of federal funds purchased and securities sold    //////////////////
                   under agreements to repurchase  . . . . . . . . . . . .   4180        19,722  2.b.
                c. Interest on demand notes issued to the U.S. Treasury and  //////////////////
                   on other borrowed money . . . . . . . . . . . . . . . .   4185         6,213  2.c.
                d. Interest on mortgage indebtedness and obligations under   //////////////////
                   capitalized leases  . . . . . . . . . . . . . . . . . .   4072            25  2.d.
                e. Interest on subordinated notes and debentures . . . . .   4200             0  2.e.
                f. Total interest expense (sum of items 2.a through 2.e) .   4073       179,253  2.f.
            3.  Net interest income (item 1.g minus 2.f) . . . . . . . . .   //////////////////  RIAD 4074      317,934   3.
            4.  Provisions:                                                  //////////////////
                a. Provision for loan and lease losses . . . . . . . . . .   //////////////////  RIAD 4230       23,984   4.a.
                b. Provision for allocated transfer risk . . . . . . . . .   //////////////////  RIAD 4243            0   4.b.
            5.  Noninterest income:                                          //////////////////
                a. Income from fiduciary activities  . . . . . . . . . . .   4070             0  5.a.
                b. Service charges on deposit accounts . . . . . . . . . .   4080        30,902  5.b.
                c. Trading gains (losses) and fees from foreign exchange     //////////////////
                   transactions  . . . . . . . . . . . . . . . . . . . . .   4075             0  5.c.
                d. Other foreign transaction gains (losses)  . . . . . . .   4076           929  5.d.
                e. Gains (losses) and fees from assets held in trading       //////////////////
                   accounts  . . . . . . . . . . . . . . . . . . . . . . .   4077             0  5.e.
                f. Other noninterest income:                                 //////////////////
                   (1) Other fee income  . . . . . . . . . . . . . . . . .   5407        77,979  5.f.(1)
                   (2) All other noninterest income* . . . . . . . . . . .   5408        28,154  5.f.(2)
                g. Total noninterest income (sum of items 5.a through 5.f)   //////////////////  RIAD   4079    137,964   5.g.
            6.  a. Realized gains (losses) on held-to-maturity securities    //////////////////  RIAD   3521        (73)  6.a.
                b. Realized gains (losses) on available-for-sale securities  //////////////////  RIAD   3196       (772)  6.b.
            7.  Noninterest expense:                                         //////////////////
                a. Salaries and employee benefits  . . . . . . . . . . . .   4135       109,547  7.a.
                b. Expenses of premises and fixed assets (net of rental      //////////////////
                   income) (excluding salaries and employee benefits and     //////////////////
                   mortgage interest)  . . . . . . . . . . . . . . . . . .   4217        30,250  7.b.
                c. Other noninterest expense*  . . . . . . . . . . . . . .   4092       143,112  7.c.
                d. Total noninterest expense (sum of 7.a through 7.c)  . .   //////////////////  RIAD   4093    282,909   7.d.
            8.  Income (loss) before income taxes and extraordinary items    //////////////////
                and other adjustments (item 3 plus or minus items 4.a,       //////////////////
                4.b, 5.g, 6.a, 6.b, and 7.d) . . . . . . . . . . . . . . .   //////////////////  RIAD   4301    148,160   8.
            9.  Applicable income taxes (on item 8)  . . . . . . . . . . .   //////////////////  RIAD   4302     52,982   9.
           10.  Income (loss) before extraordinary items and other           //////////////////
                adjustments (item 8 minus 9) . . . . . . . . . . . . . . .   //////////////////  RIAD   4300     95,178   10.
           11.  Extraordinary items and other adjustments:                   //////////////////
                a. Extraordinary items and other adjustments, gross of       //////////////////
                   income taxes* . . . . . . . . . . . . . . . . . . . . .   4310             0  11.a.
                b. Applicable income taxes (on item 11.a)* . . . . . . . .   4315             0  11.b.
                c. Extraordinary items and other adjustments, net of income  //////////////////
                   taxes (item 11.a minus 11.b)  . . . . . . . . . . . . .   //////////////////  RIAD   4320          0   11.c.
           12.  Net income (loss) (sum of items 10 and 11.c) . . . . . . .   //////////////////  RIAD   4340     95,178   12.
                                                                             ------------------  -----------    -------

          *Describe on Schedule RI-E--Explanations.

          Legal Title of Bank:     KEY BANK OF NEW YORK                       Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                           Page RI-3
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RI--Continued

                                                                                                       ------------
           Memoranda                                                                                   Year-to-date
                                                                                                 ------------------
                                                                     Dollar Amounts in Thousands RIAD  Bil Mil Thou
           --------------------------------------------------------------------------------------------------------
           1.   Interest expense incurred to carry tax-exempt securities, loans, and leases      //////////////////
                acquired after August 7, 1986, that is not deductible for federal income tax     //////////////////
                purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4513           333  M.1.
           2.   Fee income from the sale and servicing of mutual funds and annuities (included   //////////////////
                in Schedule RI, item 5.g)  . . . . . . . . . . . . . . . . . . . . . . . . . .   8431         1,102  M.2.
           3.   Estimated foreign tax credit included in applicable income taxes, items 9 and    //////////////////
                11.b. above  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4309             0  M.3.
           4.   Number of full-time equivalent employees on payroll at end of current period     ////        Number
                (round to nearest whole number)  . . . . . . . . . . . . . . . . . . . . . . .   4150         6,762  M.4.
                                                                                                 ------------------
          Schedule RI-A--Changes in Equity Capital

          Indicate decreases and losses in parentheses.

                                                                                                              -------
                                                                                                                 I383  <-
                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RIAD  Bil Mil Thou
            ---------------------------------------------------------------------------------------------------------
            1.  Total equity capital originally reported in the December 31, 1993, Reports of      //////////////////
                Condition and Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3215     1,079,189   1.
            2.  Equity capital adjustments from amended Reports of Income, net*  . . . . . . . .   3216             0   2.
            3.  Amended balance end of previous calendar year (sum of items 1 and 2) . . . . . .   3217     1,079,189   3.
            4.  Net income (loss) (must equal Schedule RI, item 12)  . . . . . . . . . . . . . .   4340        95,178   4.
            5.  Sale, conversion, acquisition, or retirement of capital stock, net . . . . . . .   4346             0   5.
            6.  Changes incident to business combinations, net . . . . . . . . . . . . . . . . .   4356        22,141   6.
            7.  LESS:  Cash dividends declared on preferred stock  . . . . . . . . . . . . . . .   4470         1,064   7.
            8.  LESS:  Cash dividends declared on common stock . . . . . . . . . . . . . . . . .   4460        63,776   8.
            9.  Cumulative effect of changes in accounting principles from prior years* (see       //////////////////
                instructions for this schedule)  . . . . . . . . . . . . . . . . . . . . . . . .   4411             0   9.
           10.  Corrections of material accounting errors from prior years* (see instructions for  //////////////////
                this schedule) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4412             0   10.
           11.  Change in net unrealized holding gains (losses) on available-for-sale securities   8433       (14,022)  11.
           12.  Other transactions with parent holding company* (not included in item 5, 7, or 8   //////////////////
                above) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4415             0   12.
           13.  Total equity capital end of current period (sum of items 3 through 12) ( must      //////////////////
                equal Schedule RC, item 28)  . . . . . . . . . . . . . . . . . . . . . . . . . .   3210     1,117,646   13.
                                                                                                   ------------------

          __________
          *Describe on Schedule RI-E--Explanations


          Legal Title of Bank:     KEY BANK OF NEW YORK                         Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                             Page RI-4
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RI-B--Charge-offs and Recoveries and Changes in
                         Allowance for Loan and Lease Losses

          Part I. Charge-offs and Recoveries on Loans and Leases

                                                                                                             -------
                                                                                                                I386 <-
                                                                              --------------------------------------
           Part I excludes charge-offs and recoveries through the allocated        (Column A)          (Column B)
           transfer risk reserve.                                                 Charge-offs          Recoveries
                                                                              --------------------------------------
                                                                                       calendar year-to-date
                                                                              --------------------------------------
                                                  Dollar Amounts in Thousands RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
           ---------------------------------------------------------------------------------------------------------
           1.   Loans secured by real estate:                                 //////////////////  //////////////////
                a. To U.S. addressees (domicile)   . . . . . . . . . . . . .  4651         9,325  4661           271  1.a.
                b. To non-U.S. addressees (domicile)   . . . . . . . . . . .  4652             0  4662             0  1.b.
           2.   Loans to depository institutions and acceptances of other     //////////////////  //////////////////
                banks:                                                        //////////////////  //////////////////
                a. To U.S. banks and other U.S. depository institutions  . .  4653             0  4663             0  2.a.
                b. To foreign banks  . . . . . . . . . . . . . . . . . . . .  4654             0  4664             0  2.b.
           3.   Loans to finance agricultural production and other loans to   //////////////////  //////////////////
                farmers  . . . . . . . . . . . . . . . . . . . . . . . . . .  4655           362  4665             1  3.
           4.   Commercial and industrial loans:                              //////////////////  //////////////////
                a. To U.S. addressees (domicile)   . . . . . . . . . . . . .  4645         9,781  4617         3,541  4.a.
                b. To non-U.S. addressees (domicile)   . . . . . . . . . . .  4646             0  4618             0  4.b.
           5.   Loans to individuals for household, family, and other         //////////////////  //////////////////
                personal expenditures:                                        //////////////////  //////////////////
                a. Credit cards and related plans  . . . . . . . . . . . . .  4656         5,528  4666           888  5.a.
                b. Other (includes single payment, installment, and all       //////////////////  //////////////////
                   student loans)  . . . . . . . . . . . . . . . . . . . . .  4657         7,902  4667         2,738  5.b.
           6.   Loans to foreign governments and official institutions . . .  4643             0  4627             0  6.
           7.   All other loans  . . . . . . . . . . . . . . . . . . . . . .  4644             0  4628             0  7.
           8.   Lease financial receivables:                                  //////////////////  //////////////////
                a. Of U.S. addressees (domicile)   . . . . . . . . . . . . .  4658            11  4668           241  8.a.
                b. Of non-U.S. addressees (domicile)   . . . . . . . . . . .  4659             0  4669             0  8.b.
           9.   Total (sum of items 1 through 8) . . . . . . . . . . . . . .  4635        32,909  4605         7,680  9.
                                                                              ------------------  ------------------
                                                                              --------------------------------------
                                                                                   Cumulative          Cumulative
                                                                                   Charge-off          Recoveries
           Memoranda                                                              Jan. 1, 1986        Jan. 1, 1986
                                                                                    through             through
                                               Dollars Amounts in Thousands       Dec. 31, 1989      Report Date
           ---------------------------------------------------------------------------------------------------------
           To be completed by national banks only.                            RAID  Bil Mil Thou  RAID  Bil Mil Thou
                                                                              --------------------------------------
                1. Charge-offs and recoveries of Special-Category Loans, as   //////////////////  //////////////////
                   defined for this Call Report by the Comptroller of the     //////////////////  //////////////////
                   Currency  . . . . . . . . . . . . . . . . . . . . . . . .  //////////////////  4784           N/A  M.1.

                                                                              --------------------------------------
                                                                                   (Column A)          (Column B)
           Memorandum items 2 and 3 are to be completed by all banks.              Charge-off          Recoveries
                                                                              --------------------------------------
                                                                                       calendar year-to-date
                                                                              --------------------------------------
                                                                              RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
                                                                              --------------------------------------
                2. Loans to finance commercial real estate, construction,     //////////////////  //////////////////
                   and land development activities (not secured by real       //////////////////  //////////////////
                   estate) included in Schedule RI-B, part I, items 4 and 7,  //////////////////  //////////////////
                   above   . . . . . . . . . . . . . . . . . . . . . . . . .  5409             0  5410             0  M.2.
                3. Loans secured by real estate (sum of memorandum items 3.a  //////////////////  //////////////////
                   through 3.e must equal sum of Schedule RI-B, part I,       //////////////////  //////////////////
                   items 1.a and 1.b, above):                                 //////////////////  //////////////////
                   a.  Construction and land development . . . . . . . . . .  3582         1,353  3583             0  M.3.a.
                   b.  Secured by farmland . . . . . . . . . . . . . . . . .  3584         1,321  3585             0  M.3.b.
                   c.  Secured by 1-4 family residential properties:          //////////////////  //////////////////
                       (1)     Revolving, open-end loans secured by 1-4       //////////////////  //////////////////
                               family residential properties and extended     //////////////////  //////////////////
                               under lines of credit . . . . . . . . . . . .  5411           198  5412            53  M.3.c.(1)
                       (2)     All other loans secured by 1-4 family          //////////////////  //////////////////
                               residential properties  . . . . . . . . . . .  5413           925  5414           128  M.3.c.(2)
                   d.  Secured by multifamily (5 or more) residential         //////////////////  //////////////////
                       properties  . . . . . . . . . . . . . . . . . . . . .  3588             0  3589             0  M.3.d.
                   e.  Secured by nonfarm nonresidential properties  . . . .  3590         5,528  3591            90  M.3.e.
                                                                              ------------------  ------------------

           Legal Title of Bank:     KEY BANK OF NEW YORK               Call Date: 06/30/94  ST-BK: 36-0096 FFIEC 032
           Address:                 66 SOUTH PEARL STREET                                                  Page RI-5
           City, State  Zip:        ALBANY, NY  12207-1501
           FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                    ---------------------

           Schedule RI-B--Continued

           Part II. Changes in Allowance for Loan and Lease
                    Losses and in Allocated Transfer Risk Reserve

                                                                              --------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                 Allowance for         Allocated
                                                                                 Loan and Lease      Transfer Risk
                                                                                     Losses             Reserve
                                                                              --------------------------------------
                                                  Dollar Amounts in Thousands RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
           ---------------------------------------------------------------------------------------------------------
           1.   Balance originally reported in the December 31, 1993,         //////////////////  //////////////////
                Reports of Condition and Income  . . . . . . . . . . . . . .  3124       132,475  3131             0  1.
           2.   Recoveries (column A must equal part I, item 9, column B      //////////////////  //////////////////
                above) . . . . . . . . . . . . . . . . . . . . . . . . . . .  4605         7,680  3132             0  2.
           3.   LESS:  Charge-offs (column A must equal part I, item 9,       //////////////////  //////////////////
                column A above)  . . . . . . . . . . . . . . . . . . . . . .  4635        32,909  3133             0  3.
           4.   Provision (column A must equal Schedule RI, item 4.a; column  //////////////////  //////////////////
                B must equal Schedule RI, item 4.b)  . . . . . . . . . . . .  4230        23,984  4243             0  4.
           5.   Adjustments* (see instructions for this schedule)  . . . . .  4815             0  3134             0  5.
           6.   Balance end of current period (sum of items 1 through 5)      //////////////////  //////////////////
                (column A must equal Schedule RC, item 4.b; column B must     //////////////////  //////////////////
                equal Schedule RC, item 4.c) . . . . . . . . . . . . . . . .  3123       131,230  3128             0  6.
                                                                              ------------------  ------------------

          __________
          *Describe on Schedule RI-E--Explanations.

          Schedule RI-C--Applicable Income Taxes by Taxing Authority

          Schedule RI-C is to be reported with the December Report of Income

                                                                                                           --------
                                                                                                               I389  <-
                                                                                                 ------------------
                                                                     Dollar Amounts in Thousands RIAD  Bil Mil Thou
           --------------------------------------------------------------------------------------------------------
           1.   Federal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4780           N/A  1.
           2.   State and local  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4790           N/A  2.
           3.   Foreign  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4795           N/A  3.
           4.   Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and     //////////////////
                11.b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4770           N/A  4.
           5.   Deferred portion of item 4 . . . . . . . . . . . . . . .   RIAD 4772       N/A   //////////////////  5.
                                                                                                 ------------------

          Schedule RI-E--Explanations

          Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

          Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                            -------
                                                                                                               I395  <-
                                                                                                    ---------------
                                                                                                       Year-to-date
                                                                                                 ------------------
                                                                     Dollar Amounts in Thousands RIAD  Bil Mil Thou
          ---------------------------------------------------------------------------------------------------------
          1.  All other noninterest income (from Schedule RI, item 5.f.(2))                      //////////////////
              Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                       //////////////////
              a.   Net gains on other real estate owned  . . . . . . . . . . . . . . . . . . .   5415             0  1.a.
              b.   Net gains on sales of loans . . . . . . . . . . . . . . . . . . . . . . . .   5416         3,224  1.b.
              c.   Net gains on sales of premises and fixed assets . . . . . . . . . . . . . .   5417             0  1.c.
              Itemize and describe the three largest other amounts that exceed 10% of Schedule   //////////////////
              RI, item 5.f.(2):                                                                  //////////////////
              d.   | TEXT 4461 | Gain on Sale of Mortgage Servicing___________________________   4461         3,033  1.d.
              e.   | TEXT 4462 | Non-Yield Related Fees from Mortgage Company_________________   4462         4,816  1.e.
              f.   | TEXT 4463 | _____________________________________________________________   4463                1.f.
                                                                                                 ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK              Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                  Page RI-6
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RI-E--Continued

                                                                                                      -------------
                                                                                                       Year-to-date
                                                                                                 ------------------
                                                                     Dollar Amounts in Thousands RIAD  Bil Mil Thou
          ---------------------------------------------------------------------------------------------------------
          2.  Other noninterest expense (form Schedule RI, item 7.c):                            //////////////////
              a.  Amortization expense of intangible assets  . . . . . . . . . . . . . . . . .   4531        28,334  2.a.
              Report amounts that exceed 10% of Schedule RI, item 7.c:                           //////////////////
              b.  Net losses on other real estate owned  . . . . . . . . . . . . . . . . . . .   5418             0  2.b.
              c.  Net losses on sales of loans . . . . . . . . . . . . . . . . . . . . . . . .   5419             9  2.c.
              d.  Net losses on sales of premises and fixed assets . . . . . . . . . . . . . .   5420             0  2.d.
              Itemize and describe the three largest other amounts that exceed 10% of Schedule   //////////////////
              RI, item 7.c:                                                                      //////////////////
              e.  | TEXT 4464 | Computer Processing Expense___________________________________   4464        36,977  2.e.
              f.  | TEXT 4467 | Corporate Management Fee______________________________________   4467        16,703  2.f.
              g.  | TEXT 4468 | ______________________________________________________________   4468                2.g.
           3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and        //////////////////
              applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe   //////////////////
              all extraordinary items and other adjustments):                                    //////////////////
              a.  (1)  | TEXT 4469 |__________________________________________________________   4469                3.a.(1)
                  (2)  Applicable income tax effect                          RIAD 4486________   //////////////////  3.a.(2)
              b.  (1)  | TEXT 4487 |__________________________________________________________   4487                3.b.(1)
                  (2)  Applicable income tax effect                          RIAD 4488________   //////////////////  3.b.(2)
              c.  (1)  | TEXT 4489 |__________________________________________________________   4489                3.c.(1)
                  (2)  Applicable income tax effect                          RIAD 4491________   //////////////////  3.c.(2)
           4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,     //////////////////
              item 2) (itemize and describe all adjustments):                                    //////////////////
              a.  | TEXT 4492 | _____________________________________________________________    4492                4.a.
              b.  | TEXT 4493 | _____________________________________________________________    4493                4.b.
           5. Cumulative effect of changes in accounting principles from prior years (from       //////////////////
              Schedule RI-A, item 9) (itemize and describe all changes in accounting             //////////////////
              principles):                                                                       //////////////////
              a.  | TEXT 4494 | _____________________________________________________________    4494                5.a.
              b.  | TEXT 4495 | _____________________________________________________________    4495                5.b.
           6. Corrections of material accounting errors from prior years (from Schedule RI-A,    //////////////////
              item 10) (itemize and describe all changes in accounting principles):              //////////////////
              a.  | TEXT 4496 | _____________________________________________________________    4496                6.a.
              b.  | TEXT 4497 | _____________________________________________________________    4497                6.b.
           7. Other transactions with parent holding company (from Schedule RI-A, item 12)       //////////////////
              (itemize and describe all such transactions):                                      //////////////////
              a.  | TEXT 4498 | _____________________________________________________________    4498                7.a.
              b.  | TEXT 4499 | _____________________________________________________________    4499                7.b.
           8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,   //////////////////
              item 5) (itemize and describe all adjustments):                                    //////////////////
              a.  | TEXT 4521 | _____________________________________________________________    4521                8.a.
              b.  | TEXT 4522 | _____________________________________________________________    4522                8.b.
           9. Other explanations (the space below is provided for the bank to briefly describe,  I398          I399  <-
              at its option, any other significant items affecting the Report of Income):        ------------------
              No comment |X| (RIAD 4769)
              Other explanations (please type or print clearly):
              (TEXT 4769)

          Legal Title of Bank:     KEY BANK OF NEW YORK         Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                             Page RC-1
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1994

          All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

          Schedule RC--Balance Sheet

                                                                                                                  -------
                                                                                                                     C300  <-
                                                                                                       ------------------
                                                                          Dollar Amounts in Thousands  RCON  Bil Mil Thou
           --------------------------------------------------------------------------------------------------------------
           ASSETS                                                                                      //////////////////
            1.  Cash and balances due from depository institutions (from Schedule RC-A):               //////////////////
                a. Noninterest-bearing balances and currency and coin<F1>  . . . . . . . . . . . . .   0081       639,039  1.a.
                b. Interest-bearing balances <F2>  . . . . . . . . . . . . . . . . . . . . . . . . .   0071             0  1.b.
            2.  Securities:                                                                            //////////////////
                a. Held-to-maturity securities (from Schedule RC-B, column A)  . . . . . . . . . . .   1754     2,480,475  2.a.
                b. Available-for-sale securities (from Schedule RC-B, column D)  . . . . . . . . . .   1773     1,081,558  2.b.
            3.  Federal funds sold and securities purchased under agreements to resell:                //////////////////
                a. Federal funds sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0276             0  3.a.
                b. Securities purchased under agreements to resell   . . . . . . . . . . . . . . . .   0277             0  3.b.
            4.  Loans and lease financing receivables:                                                 //////////////////
                a. Loans and leases, net of unearned income (from Schedule RC-C)|RCON 2122| 9,452,045  //////////////////  4.a.
                b. LESS: Allowance for loan and lease losses                    |RCON 3123|   131,230  //////////////////  4.b.
                c. LESS: Allocated transfer risk reserve                        |RCON 3128|         0  //////////////////  4.c.
                d. Loans and leases, net of unearned income,                                           //////////////////
                   allowance, and reserve (item 4.a minus 4.b and 4.c)   . . . . . . . . . . . . . .   2125     9,320,815  4.d.
            5.  Assets held in trading accounts (from Schedule RC-D) . . . . . . . . . . . . . . . .   3545             0  5.
            6.  Premises and fixed assets (including capitalized leases) . . . . . . . . . . . . . .   2145       149,774  6.
            7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . . . . . . . . . . . .   2150        32,764  7.
            8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule     ///////////////////
                RC-M)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2130           504  8.
            9.  Customers' liability to this bank on acceptances outstanding . . . . . . . . . . . .   2155         2,571  9.
           10.  Intangible assets (from Schedule RC-M) . . . . . . . . . . . . . . . . . . . . . . .   2143       265,250  10.
           11.  Other assets (from Schedule RC-F)  . . . . . . . . . . . . . . . . . . . . . . . . .   2160       482,553  11.
           12.  Total assets (sum of items 1 through 11) . . . . . . . . . . . . . . . . . . . . . .   2170    14,455,303  12.
                                                                                                       ------------------

          <F1> Includes cash items in process of collection and unposted debits.
          <F2> Includes time certificates of deposit not held in trading accounts.

          Legal Title of Bank:    KEY BANK OF NEW YORK          Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                66 SOUTH PEARL STREET                                              Page RC-2
          City, State  Zip:       ALBANY, NY  12207-1501
          FDIC Certificate No.:   | 0 | 6 | 9 | 3 | 7 |
                                  ---------------------

          Schedule RC--Continued

                                                                                                    ------------------
                                                                        Dollar Amounts in Thousands RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------------
           LIABILITIES                                                                              //////////////////
           13.  Deposits:                                                                           //////////////////
                a. In domestic offices (sum of totals of columns A and C from Schedule RC-E) . . .  2200    11,436,195  13.a.
                   (1)   Noninterest bearing(1)  . . . . . . . . . . . . . .  |RCON 6631| 1,966,927 //////////////////  13.a.(1)
                   (2)   Interest-bearing  . . . . . . . . . . . . . . . . .  |RCON 6636| 9,469,268 //////////////////  13.a.(2)
                b. In foreign offices, Edge and Agreement subsidiaries, and IBFs . . . . . . . . .  //////////////////
                   (1)   Noninterest bearing . . . . . . . . . . . . . . . . . . . . . . . . . . .  //////////////////
                   (2)   Interest-bearing  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  //////////////////
           14.  Federal funds purchased and securities sold under agreements to repurchase:         //////////////////
                a. Federal funds purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0278     1,413,418  14.a.
                b. Securities sold under agreements to repurchase  . . . . . . . . . . . . . . . .  0279             0  14.b.
           15.  a. Demand notes issued to the U.S. Treasury  . . . . . . . . . . . . . . . . . . .  2840       366,775  15.a.
                b. Trading liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3548             0  15.b.
           16.  Other borrowed money:                                                               //////////////////
                a. With original maturity of one year or less  . . . . . . . . . . . . . . . . . .  2332             0  16.a.
                b. With original maturity of more than one year  . . . . . . . . . . . . . . . . .  2333             0  16.b.
           17.  Mortgage indebtedness and obligations under capitalized leases . . . . . . . . . .  2910           259  17.
           18.  Bank's liability on acceptances executed and outstanding . . . . . . . . . . . . .  2920         2,571  18.
           19.  Subordinated notes and debentures  . . . . . . . . . . . . . . . . . . . . . . . .  3200             0  19.
           20.  Other liabilities (from Schedule RC-G) . . . . . . . . . . . . . . . . . . . . . .  2930       118,439  20.
           21.  Total liabilities (sum of items 13 through 20) . . . . . . . . . . . . . . . . . .  2948    13,337,657  21.
                                                                                                    //////////////////
           22.  Limited-life preferred stock and related surplus . . . . . . . . . . . . . . . . .  3282             0  22.
           EQUITY CAPITAL                                                                           //////////////////
           23.  Perpetual preferred stock and related surplus  . . . . . . . . . . . . . . . . . .  3838        28,300  23.
           24.  Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3230        38,986  24.
           25.  Surplus (exclude all surplus related to preferred stock) . . . . . . . . . . . . .  3839       401,592  25.
           26.  a. Undivided profits and capital reserves  . . . . . . . . . . . . . . . . . . . .  3632       662,790  26.a.
                b. Net unrealized holding gains (losses) on available-for-sale securities  . . . .  8434       (14,022) 26.b.
           27.  Cumulative foreign currency translation adjustments  . . . . . . . . . . . . . . .  //////////////////
           28.  Total equity capital (sum of items 23 through 27)  . . . . . . . . . . . . . . . .  3210     1,117,646  28.
           29.  Total Liabilities, limited-life preferred stock, and equity capital (sum of items   //////////////////
                21, 22, and 28)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3300    14,455,303  29.
                                                                                                    ------------------
           Memorandum

           To be reported only with the March Report of Condition.
           1.   Indicate in the box at the right the number of the statement below that best describes
                the most comprehensive level of auditing work performed for the bank by independent                 Number
                external auditors as of any date during 1993 . . . . . . . . . . . . . . . . . . . . .  |RCON 6724|    N/A| M.1.

           1 =  Independent audit of the bank conducted in accordance  4 = Directors' examination of the bank performed by other
                with generally accepted auditing standards by a            external auditors (may be required by state
                certified public accounting firm which submits a           chartering authority)
                report on the bank
           2 =  Independent audit of the bank's parent holding         5 = Review of the bank's financial statements by external
                company conducted in accordance with generally             auditors
                accepted auditing standards by a certified public
                accounting firm which submits a report on the          6 = Compilation of the bank's financial statements by
                consolidated holding company (but not on the bank          external auditors
                separately)
           3 =  Directors' examination of the bank conducted in        7 = Other audit procedures (excluding tax preparation
                accordance with generally accepted auditing standards      work)
                by a certified public accounting firm (may be
                required by state chartering authority)                8 = No external audit work

          __________
          (1) Includes total demand deposits and noninterest-bearing time and savings deposits.

          Legal Title of Bank:     KEY BANK OF NEW YORK           Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                               Page RC-3
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-A--Cash and Balances Due From Depository Institutions

          Exclude assets held in trading accounts.

                                                                                                                  -------
                                                                                                                     C305  <-
                                                                                                       ------------------
                                                                          Dollar Amounts in Thousands  RCON  Bil Mil Thou
           --------------------------------------------------------------------------------------------------------------
           1.   Cash items in process of collection, unposted debits, and currency and coin:           //////////////////
                a. Cash items in process of collection and unposted debits   . . . . . . . . . . . .   0020       444,224  1.a.
                b. Currency and coin   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0080       176,203  1.b.
           2.   Balances due from depository institutions in the U.S.:                                 //////////////////
                a. U.S. branches and agencies of foreign banks   . . . . . . . . . . . . . . . . . .   0083             0  2.a.
                b. Other commercial banks in the U.S. and other depository institutions in the U.S.    0085         9,769  2.b.
           3.   Balances due from banks in foreign countries and foreign central banks                 //////////////////
                a. Foreign branches of other U.S. banks  . . . . . . . . . . . . . . . . . . . . . .   0073             0  3.a.
                b. Other banks in foreign countries and foreign central banks  . . . . . . . . . . .   0074         2,662  3.b.
           4.   Balances due from Federal Reserve Banks  . . . . . . . . . . . . . . . . . . . . . .   0090         6,181  4.
           5.   Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)    0010       639,039  5.
                                                                                                       ------------------
           Memorandum                                                                                  ------------------
                                                                          Dollar Amounts in Thousands  RCON  Bil Mil Thou
           --------------------------------------------------------------------------------------------------------------
           1.   Noninterest-bearing balances due from commercial banks in the U.S. (included in items  //////////////////
                2.a and 2.b above) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0050         9,769  M.1.
                                                                                                       ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK           Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                               Page RC-4
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-B--Securities

          Exclude assets held in trading accounts.

                                                                                                                 -------
                                                                                                                    C310  <-
                                          --------------------------------------|---------------------------------------
                                                     Held-to-maturity           |            Available-for-sale
                                          --------------------------------------|---------------------------------------
                                              (Column A)          (Column B)          (Column C)          (Column D)
                                            Amortized Cost        Fair Value        Amortized Cost       Fair Value<F1>
                                          ------------------------------------------------------------------------------
              Dollar Amounts in Thousands RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
           -------------------------------------------------------------------------------------------------------------
           1. U.S. Treasury securities    0211             0  0213            0   1286       612,672  1287       609,056  1.
           2. U.S. Government agency and  //////////////////  //////////////////  //////////////////  //////////////////
              corporation obligations     //////////////////  //////////////////  //////////////////  //////////////////
              (exclude mortgage-backed    //////////////////  //////////////////  //////////////////  //////////////////
              securities):                //////////////////  //////////////////  //////////////////  //////////////////
              a.  Issued by U.S.          //////////////////  //////////////////  //////////////////  //////////////////
                  Government              //////////////////  //////////////////  //////////////////  //////////////////
                  agencies<F2> . . . . .  1289             0  1290             0  1291             0  1293             0  2.a.
              b.  Issued by U.S.          //////////////////  //////////////////  //////////////////  //////////////////
                  Government-sponsored    //////////////////  //////////////////  //////////////////  //////////////////
                  agencies<F3> . . . . .  1294             0  1295             0  1297           303  1298           314  2.b.
           3. Securities issued by        //////////////////  //////////////////  //////////////////  //////////////////
              states and political        //////////////////  //////////////////  //////////////////  //////////////////
              subdivisions in the         //////////////////  //////////////////  //////////////////  //////////////////
              U.S.:                       //////////////////  //////////////////  //////////////////  //////////////////
              a.  General obligations  .  1676       772,567  1677       798,583  1678             0  1679             0  3.a.
              b.  Revenue obligations  .  1681        17,339  1686        17,824  1690             0  1691             0  3.b.
              c.  Industrial development  //////////////////  //////////////////  //////////////////  //////////////////
                  and similar             //////////////////  //////////////////  //////////////////  //////////////////
                  obligations  . . . . .  1694             0  1695             0  1696             0  1697             0  3.c.
           4. Mortgage-backed securities  //////////////////  //////////////////  //////////////////  //////////////////
              (MBS):                      //////////////////  //////////////////  //////////////////  //////////////////
              a.  Pass-through            //////////////////  //////////////////  //////////////////  //////////////////
                  securities:             //////////////////  //////////////////  //////////////////  //////////////////
                  (1) Guaranteed by       //////////////////  //////////////////  //////////////////  //////////////////
                      GNMA   . . . . . .  1698       134,645  1699       138,743  1701             0  1702             0  4.a.(1)
                  (2) Issued by FNMA and  //////////////////  //////////////////  //////////////////  //////////////////
                      FHLMC  . . . . . .  1703       281,559  1705       279,116  1706       333,303  1707       325,541  4.a.(2)
                  (3) Privately-issued    1709         4,622  1710         4,622  1711             0  1713             0  4.a.(3)
              b.  CMOs and REMICs:        //////////////////  //////////////////  //////////////////  //////////////////
                  (1) Issued by FNMA and  //////////////////  //////////////////  //////////////////  //////////////////
                      FHLMC  . . . . . .  1714     1,174,038  1715     1,130,360  1716       119,510  1717       110,122  4.b.(1)
                  (2) Privately-issued    //////////////////  //////////////////  //////////////////  //////////////////
                      and collateralized  //////////////////  //////////////////  //////////////////  //////////////////
                      by MBS issued or    //////////////////  //////////////////  //////////////////  //////////////////
                      guaranteed by       //////////////////  //////////////////  //////////////////  //////////////////
                      FNMA, FHLMC, or     //////////////////  //////////////////  //////////////////  //////////////////
                      GNMA   . . . . . .  1718        93,756  1719        89,017  1731        39,829  1732        36,525  4.b.(2)
                  (3) All other           //////////////////  //////////////////  //////////////////  //////////////////
                      privately-          //////////////////  //////////////////  //////////////////  //////////////////
                      issued   . . . . .  1733             0  1734             0  1735             0  1736             0  4.b.(3)
           5. Other debt securities       //////////////////  //////////////////  //////////////////  //////////////////
              a.  Other domestic debt     //////////////////  //////////////////  //////////////////  //////////////////
                  securities . . . . . .  1737            99  1738            99  1739             0  1741             0  5.a.
              b.  Foreign debt            //////////////////  //////////////////  //////////////////  //////////////////
                  securities . . . . . .  1742         1,850  1743         1,850  1744             0  1746             0  5.b.
                                          ------------------  ------------------  ------------------  ------------------

          <F1> Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
          <F2> Includes  Small Business  Administration  "Guaranteed Loan  Pool  Certificates," U.S.
               Maritime Administration obligations, and Export-Import Bank participation certificates.
          <F3> Includes obligations (other than pass-through securities, CMOs, and REMICs) issued by the Farm
               Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation,
               the Federal National Mortgage Association, the Financing  Corporation, Resolution  Funding
               Corporation, the  Student Loan Marketing Association, and the Tennessee Valley Authority.

          Legal Title of Bank:     KEY BANK OF NEW YORK          Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                              Page RC-5
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-B--Continued

                                          --------------------------------------|---------------------------------------
                                                     Held-to-maturity           |            Available-for-sale
                                          --------------------------------------|---------------------------------------
                                              (Column A)          (Column B)          (Column C)          (Column D)
                                            Amortized Cost        Fair Value        Amortized Cost       Fair Value<F1>
                                          ------------------------------------------------------------------------------
              Dollar Amounts in Thousands RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
           -------------------------------------------------------------------------------------------------------------
           6. Equity securities:          //////////////////  //////////////////  //////////////////  //////////////////
              a.  Investments in mutual   //////////////////  //////////////////  //////////////////  //////////////////
                  funds  . . . . . . . .  //////////////////  //////////////////  1747             0  1748             0  6.a.
              b.  Other equity securities //////////////////  //////////////////  //////////////////  //////////////////
                  with readily            //////////////////  //////////////////  //////////////////  //////////////////
                  determinable fair       //////////////////  //////////////////  //////////////////  //////////////////
                  values . . . . . . . .  //////////////////  //////////////////  1749             0  1751             0  6.b.
              c.  All other equity        //////////////////  //////////////////  //////////////////  //////////////////
                  securities(1)  . . . .  //////////////////  //////////////////  1752             0  1753             0  6.c.
           7. Total (sum of items 1       //////////////////  //////////////////  //////////////////  //////////////////
              through 6) (total of        //////////////////  //////////////////  //////////////////  //////////////////
              column A must equal         //////////////////  //////////////////  //////////////////  //////////////////
              Schedule RC, item 2.a)      //////////////////  //////////////////  //////////////////  //////////////////
              (total of column D must     //////////////////  //////////////////  //////////////////  //////////////////
              equal Schedule RC, item     //////////////////  //////////////////  //////////////////  //////////////////
              2.b)   . . . . . . . . . .  1754     2,480,475  1771     2,460,214  1772     1,105,617  1773     1,081,558  7.
                                          ------------------  ------------------  ------------------  ------------------

           Memoranda                                                                                         -------
                                                                                                                C312  <-
                                                                                                  ------------------
                                                                     Dollar Amounts in Thousands  RCON  Bil Mil Thou
           ---------------------------------------------------------------------------------------------------------
           1.  Pledged securities<F2>. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    0416     2,752,829  M.1.
           2.  Maturity and repricing data for debt securities <F2><F3><F4> (excluding those in   //////////////////
               nonaccrual status):                                                                //////////////////
               a. Fixed rate debt securities with a remaining maturity of:                        //////////////////
                  (1) Three months or less   . . . . . . . . . . . . . . . . . . . . . . . . .    0343        91,322  M.2.a.(1)
                  (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . .    0344       577,758  M.2.a.(2)
                  (3) Over one year through five years   . . . . . . . . . . . . . . . . . . .    0345       518,064  M.2.a.(3)
                  (4) Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    0346     1,947,074  M.2.a.(4)
                  (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through   //////////////////
                      2.a.(4))   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    0347     3,134,218  M.2.a.(5)
               b. Floating rate debt securities with a repricing frequency of:                    //////////////////
                  (1) Quarterly or more frequently   . . . . . . . . . . . . . . . . . . . . .    4544       427,815  M.2.b.(1)
                  (2) Annually or more frequently, but less frequently than quarterly  . . . .    4545             0  M.2.b.(2)
                  (3) Every five years or more frequently, but less frequently than annually      4551             0  M.2.b.(3)
                  (4) Less frequently than every five years  . . . . . . . . . . . . . . . . .    4552             0  M.2.b.(4)
                  (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)        //////////////////
                      through 2.b.(4))   . . . . . . . . . . . . . . . . . . . . . . . . . . .    4553       427,815  M.2.b.(5)
               c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must       //////////////////
                  equal total debt securities from Schedule RC-B, sum of items 1 through 5,       //////////////////
                  columns A and D, minus nonaccrual debt securities included in Schedule RC-N,    //////////////////
                  item 9, column C)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    0393     3,562,033  M.2.c.
           3.  Not applicable                                                                     //////////////////
           4.  Held-to-maturity debt securities restructured and in compliance with modified      //////////////////
               terms (included in Schedule RC-B, items 3 through 5, column A, above) . . . . .    5365             0  M.4.
           5.  Not applicable                                                                     //////////////////
           6.  Floating rate debt securities with a remaining maturity of one year or less<F2>    //////////////////
               (included in Memorandum item 2.b.(5) above) . . . . . . . . . . . . . . . . . .    5519           250  M.6.
           7.  Amortized cost of held-to-maturity securities sold or transferred to available-    //////////////////
               for-sale or trading securities during the calendar year-to-date . . . . . . . .    1778             0  M.7.
                                                                                                  ------------------

           <F1>   Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
           <F2>   Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
           <F3>   Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
           <F4>   Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

           Legal Title of Bank:     KEY BANK OF NEW YORK         Call Date: 06/30/94 ST-BK: 36-0096 FFIEC 032
           Address:                 66 SOUTH PEARL STREET                                           Page RC-6
           City, State  Zip:        ALBANY, NY  12207-1501
           FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                    ---------------------

           Schedule RC-C--Loans and Lease Financing Receivables

           Part I. Loans and Leases

           Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and lease, net of unearned income. Exclude assets held in trading accounts.

                                                                                                              ------
                                                                                                                C315  <-
                                                                                                  ------------------
                                                                     Dollar Amounts in Thousands  RCON  Bil Mil Thou
            --------------------------------------------------------------------------------------------------------
            1.  Loans secured by real estate:                                                     //////////////////
                a. Construction and land development   . . . . . . . . . . . . . . . . . . . .    1415       114,668   1.a.
                b. Secured by farmland (including farm residential and other improvements)   .    1420        23,698   1.b.
                c. Secured by 1-4 family residential properties:                                  //////////////////
                   (1)  Revolving, open-end loans secured by 1-4 family residential properties    //////////////////
                        and extended under lines of credit . . . . . . . . . . . . . . . . . .    1797       791,476   1.c.(1)
                   (2)  All other loans secured by 1-4 family residential properties:             //////////////////
                        (a)  Secured by first liens  . . . . . . . . . . . . . . . . . . . . .    5367     2,386,162   1.c.(2)(a)
                        (b)  Secured by junior liens . . . . . . . . . . . . . . . . . . . . .    5368       265,382   1.c.(2)(b)
                d. Secured by multifamily (5 or more) residential properties   . . . . . . . .    1460       317,815   1.d.
                e. Secured by nonfarm nonresidential properties  . . . . . . . . . . . . . . .    1480     1,453,461   1.e.
            2.  Loans to depository institutions:                                                 //////////////////
                a. To commercial banks in the U.S.:                                               //////////////////
                   (1)  To U.S. branches and agencies of foreign banks . . . . . . . . . . . .    1506             0   2.a.(1)
                   (2)  To other commercial banks in the U.S.  . . . . . . . . . . . . . . . .    1507        13,588   2.a.(2)
                b. To other depository institutions in the U.S.  . . . . . . . . . . . . . . .    1517             0   2.b.
                c. To banks in foreign countries:                                                 //////////////////
                   (1)  To foreign branches of other U.S. banks  . . . . . . . . . . . . . . .    1513             0   2.c.(1)
                   (2)  To other banks in foreign countries  . . . . . . . . . . . . . . . . .    1516             0   2.c.(2)
            3.  Loans to finance agricultural production and other loans to farmers  . . . . .    1590        78,888   3.
            4.  Commercial and industrial loans:                                                  //////////////////
                a. To U.S. addressees (domicile)   . . . . . . . . . . . . . . . . . . . . . .    1763     1,285,487   4.a.
                b. To non-U.S. addressees (domicile)   . . . . . . . . . . . . . . . . . . . .    1764             0   4.b.
            5.  Acceptances of other banks:                                                       //////////////////
                a. Of U.S. banks   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1756           577   5.a.
                b. Of foreign banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1757             0   5.b.
            6.  Loans to individuals for household, family, and other personal expenditures       //////////////////
                (i.e., consumer loans) (includes purchased paper):                                //////////////////
                a. Credit cards and related plans (includes check credit and other revolving      //////////////////
                   credit plans)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2008       246,837   6.a.
                b. Other (includes single payment, installment, and all student loans)   . . .    2011     2,208,925   6.b.
            7.  Loans to foreign governments and official institutions (including foreign         //////////////////
                central banks) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2081         7,722   7.
            8.  Obligations (other than securities and leases) of states and political            //////////////////
                subdivisions in the U.S. (includes nonrated industrial development obligations)   2107        80,513   8.
            9.  Other loans:                                                                      //////////////////
                a. Loans for purchasing or carrying securities (secured and unsecured)   . . .    1545         1,497   9.a.
                b. All other loans (exclude consumer loans)  . . . . . . . . . . . . . . . . .    1564        69,782   9.b.
           10.  Lease financing receivables (net of unearned income):                             //////////////////
                a. Of U.S. addressees (domicile)   . . . . . . . . . . . . . . . . . . . . . .    2182       105,567   10.a.
                b. Of non-U.S. addressees (domicile)   . . . . . . . . . . . . . . . . . . . .    2183             0   10.b.
           11.  LESS: Any unearned income on loans reflected in items 1-9 above  . . . . . . .    2123             0   11.
           12.  Total loans and leases, net of unearned income (sum of items 1 through 10 minus   //////////////////
                item 11) (must equal Schedule RC, item 4.a)  . . . . . . . . . . . . . . . . .    2122     9,452,045   12.
                                                                                                  ------------------

           Legal Title of Bank:     KEY BANK OF NEW YORK                Call Date: 06/30/94  ST-BK: 36-0096  FFIEC 032
           Address:                 66 SOUTH PEARL STREET                                                    Page RC-7
           City, State  Zip:        ALBANY, NY  12207-1501
           FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                    ---------------------

           Schedule RC-C--Continued

           Part I. Continued

           Memoranda                                                                              ------------------
                                                                     Dollar Amounts in Thousands  RCON  Bil Mil Thou
           ---------------------------------------------------------------------------------------------------------
           1.   Commercial paper included in Schedule RC-C, part I, above  . . . . . . . . . .    1496             0  M.1.
           2.   Loans and leases restructured and in compliance with modified terms               //////////////////
                (included in Schedule RC-C, part I, above):                                       //////////////////
                a. Loans secured by real estate:                                                  //////////////////
                   (1)  To U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . .    1687             0  M.2.a.(1)
                   (2)  To non-U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . .    1689             0  M.2.a.(2)
                b. Loans to finance agricultural production and other loans to farmers            1613             0  M.2.b.
                c. Commercial and industrial loans:                                               //////////////////
                   (1)  To U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . .    1758             0  M.2.c.(1)
                   (2)  To non-U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . .    1759             0  M.2.c.(2)
                d. All other loans (exclude loans to individuals for household, family, and       //////////////////
                   other personal expenditures)  . . . . . . . . . . . . . . . . . . . . . . .    1615             0  M.2.d.
                e. Lease financing receivables:                                                   //////////////////
                   (1)  Of U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . .    1789             0  M.2.e.(1)
                   (2)  Of non-U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . .    1790             0  M.2.e.(2)
                f. Total (sum of Memorandum items 2.a through 2.e)   . . . . . . . . . . . . .    1616             0  M.2.f.
           3.   Maturity and repricing data for loans and leases<F1> (excluding those in          //////////////////
                nonaccrual status):                                                               //////////////////
                a. Fixed rate loans and leases with a remaining maturity of:                      //////////////////
                   (1)  Three months or less . . . . . . . . . . . . . . . . . . . . . . . . .    0348       332,375  M.3.a.(1)
                   (2)  Over three months through 12 months  . . . . . . . . . . . . . . . . .    0349       958,360  M.3.a.(2)
                   (3)  Over one year through five years . . . . . . . . . . . . . . . . . . .    0356     2,634,304  M.3.a.(3)
                   (4)  Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . .    0357     1,407,131  M.3.a.(4)
                   (5)  Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)        //////////////////
                        through 3.a.(4)) . . . . . . . . . . . . . . . . . . . . . . . . . . .    0358     5,332,170  M.3.a.(5)
                b. Floating rate loans with a repricing frequency of:                             //////////////////
                   (1)  Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . .    4554     2,970,636  M.3.b.(1)
                   (2)  Annually or more frequently, but less frequently than quarterly  . . .    4555       924,510  M.3.b.(2)
                   (3)  Every five years or more frequently, but less frequently than annually    4561       131,173  M.3.b.(3)
                   (4)  Less frequently than every five years  . . . . . . . . . . . . . . . .    4564             0  M.3.b.(4)
                   (5)  Total floating rate loans (sum of Memorandum items 3.b.(1) through        //////////////////
                        3.b.(4)) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4567     4,026,319  M.3.b.(5)
                c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must     //////////////////
                   equal the sum of total loans and leases, net from Schedule RC-C, part I,       //////////////////
                   item 12, plus unearned income from Schedule RC-C, part I, item 11, minus       //////////////////
                   total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through   //////////////////
                   8, column C)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1479     9,358,489  M.3.c.
           4.   Loans to finance commercial real estate, construction, and land development       //////////////////
                activities (not secured by real estate) included in Schedule RC-C, part I, items  //////////////////
                4 and 9.b, page RC-6<F2>  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2746             0  M.4.
           5.   Loans and leases held for sale (included in Schedule RC-C, part I, above)  . .    5369             0  M.5.
           6.   Adjustable rate closed-end loans secured by first liens on 1-4 family             //////////////////
                residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), page  //////////////////
                RC-6)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5370     1,017,945  M.6.
                                                                                                  ------------------

           <F1>  Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
           <F2>  Exclude loans secured by real estate that are included in Schedule RC-C,part I, items 1.a through 1.e.

          Legal Title of Bank:     KEY BANK OF NEW YORK                  Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                     Page RC-7a
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-C--Continued

          Part II. Loans to Small Business and Small Farms

          Schedule RC-C, Part II is to be reported only with June Report of Condition.

          Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date.
          (2) For loan participants and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origina-tion or the amount currently outstanding as of the report date whichever is larger.


        Loans to Small Businesses

        1. Indicate in the appropriate box at the right whether all or substantially all of the bank's
           "Loans secured by nonfarm nonresidential properties"  reported in Schedule RC-C, part I,                 C318 <-
           item 1.e., and all or substantially all of the bank's "Commercial and industrial loans to U.S.
           addressees" reported in Schedule RC-C, part I, item 4.a, have original amounts of $100,000          YES      NO
           or less (see instructions) . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6999      ///   x  1.

        If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
        If NO, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
                                                                            ------------------
        2. Report the total number of loans currently outstanding for         Number of Loans
                                                                            ------------------
           each of the following Schedule RC-C, part I, loan categories:    RCON |////////////
           a.  "Loans: secured by nonfarm nonresidential properties"        //////////////////
               reported in Schedule RC-C, part I, item 1.e. . . . . . . .   5562           N/A  2.a.
           b.  "Commercial and industrial loans to U.S. addressees"         //////////////////
               reported in Schedule RC-C, part I, item 4.a. . . . . . . .   5563           N/A  2.b.
                                                                            ------------------
                                                                                 ---------------------------------------
                                                                                     (Column A)           (Column B)
                                                                                                            Amount
                                                                                                           Currentl
                                                                                   Number of Loans        Outstanding
                                                                                 ---------------------------------------
                                                    Dollar Amounts in Thousands  RCON /////////////   RCON  Bil Mil Thou
           -------------------------------------------------------------------------------------------------------------
           3.   Number and amount currently outstanding of "Loans secured by     //////////////////   //////////////////
                nonfarm nonresidential properties" reported in Schedule RC-C,    //////////////////   //////////////////
                part I, item 1.e (sum of items 3.a through 3.c must be less      //////////////////   //////////////////
                than or equal to Schedule RC-C, part I, item 1.e):               //////////////////   //////////////////
                a.  With original amount of $100,000 or less . . . . . . . . .   5564         2,045   5565        68,692  3.a.
                b.  With original amounts of more than $100,000 through          //////////////////   //////////////////
                    $250,000 . . . . . . . . . . . . . . . . . . . . . . . . .   5566         1,509   5567       151,372  3.b.
                c.  With original amounts of more than $250,000 through          //////////////////   //////////////////
                    $1,000,000 . . . . . . . . . . . . . . . . . . . . . . . .   5568         1,387   5569       360,448  3.c.
           4.   Number and amount currently outstanding of "Commercial and       //////////////////   //////////////////
                industrial loans to U.S. addressees" reported in Schedule RC-    //////////////////   //////////////////
                C, part I, item 4.a (sum of items 4.a through 4.c must be less   //////////////////   //////////////////
                than or equal to Schedule RC-C, part I, item 4.a):               //////////////////   //////////////////
                a.  With original amounts of $100,000 or less  . . . . . . . .   5570        12,742   5571       201,776  4.a.
                b.  With original amounts of more than $100,000 through          //////////////////   //////////////////
                    $250,000 . . . . . . . . . . . . . . . . . . . . . . . . .   5572         2,286   5573       168,646  4.b.
                c.  With original amounts of more than $250,000 through          //////////////////   //////////////////
                    $1,000,000 . . . . . . . . . . . . . . . . . . . . . . . .   5574         1,391   5575       278,369  4.c.
                                                                                 ------------------   ------------------


          Legal Title of Bank:     KEY BANK OF NEW YORK            Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                               Page RC-7b
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-C--Continued

          Part II. Continued

          Agricultural Loans to Small Farms

           5.   Indicate in the appropriate box at the right whether all or substantially all of the bank's "Loans secured by farmland (including farm residential and other improvements)"
                reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the bank's
                "Loans to finance agricultural production and other loans to farmers" reported in Schedule       YES      NO
                RC-C, part I, item 3, have original amounts of $100,000 or less (see instructions) . . . .  6860     ///   x  5.

          If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
          If NO, skip item 6.a and 6.b and complete items 7 and 8, below.

           6.   Report the total number of loans currently outstanding for         Number of Loans
                                                                                 ------------------
                each of the following Schedule RC-C, part I, loan categories:     RCON|////////////
                a.  "Loans: secured by farmland (including farm residential and  //////////////////
                    other improvements)" reported in Schedule RC-C, part I,      //////////////////
                    item 1.b.  . . . . . . . . . . . . . . . . . . . . . . . .   5576           N/A   6.a.
                b.  "Loans to finance agricultural production and other loans    //////////////////
                    to farmers" reported in Schedule RC-C, part I, item 3. . .   5563           N/A   6.b.
                                                                                 ------------------

                                                                                 ---------------------------------------
                                                                                     (Column A)           (Column B)
                                                                                                            Amount
                                                                                                           Currently
                                                                                   Number of Loans        Outstanding
                                                                                 ---------------------------------------
                                                    Dollar Amounts in Thousands  RCON /////////////   RCON  Bil Mil Thou
           -------------------------------------------------------------------------------------------------------------
           7.   Number and amount currently outstanding of "Loans secured by     //////////////////   //////////////////
                farmland (including farm residential and other improvements)"    //////////////////   //////////////////
                reported in Schedule RC-C, part I, item 1.b (sum of items 7.a    //////////////////   //////////////////
                through 7.c must be less than or equal to Schedule RC-C, part    //////////////////   //////////////////
                I, item 1.b):                                                    //////////////////   //////////////////
                a.  With original amount of $100,000 or less . . . . . . . . .   5578           728   5579        12,077  7.a
                b.  With original amounts of more than $100,000 through          //////////////////   //////////////////
                    $250,000 . . . . . . . . . . . . . . . . . . . . . . . . .   5580            52   5581         5,427  7.b.
                c.  With original amounts of more than $250,000 through          //////////////////   //////////////////
                    $500,000 . . . . . . . . . . . . . . . . . . . . . . . . .   5582            14   5583         4,381  7.c.
           8.   Number and amount currently outstanding of "Loans to finance     //////////////////   //////////////////
                agricultural production and other loans to farmers" reported     //////////////////   //////////////////
                in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c   //////////////////   //////////////////
                must be less than or equal to Schedule RC-C, part I, item 3):    //////////////////   //////////////////
                a.  With original amount of $100,000 or less . . . . . . . . .   5584         1,496   5585        29,303  8.a.
                b.  With original amounts of more than $100,000 through          //////////////////   //////////////////
                    $250,000 . . . . . . . . . . . . . . . . . . . . . . . . .   5586           250   5587        22,370  8.b.
                c.  With original amounts of more than $250,000 through          //////////////////   //////////////////
                    $500,000 . . . . . . . . . . . . . . . . . . . . . . . . .   5588            87   5589        15,059  8.c.
                                                                                 ------------------   ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK          Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                              Page RC-8
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-D--Trading Assets and Liabilities

          Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11, 12, and 13).

                                                                                                            --------
                                                                                                                C320  <-
                                                                                                  ------------------
                                                                      Dollar Amounts in Thousands RCON  Bil Mil Thou
           ---------------------------------------------------------------------------------------------------------
           ASSETS                                                                                 //////////////////
           1.   U.S. Treasury securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3531             0  1.
           2.   U.S. Government agency and corporation obligations (exclude mortgage-backed       //////////////////
                securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3532             0  2.
           3.   Securities issued by states and political subdivisions in the U.S. . . . . . . .  3533             0  3.
           4.   Mortgage-backed securities:                                                       //////////////////
                a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA . . . .  3534             0  4.a.
                b.  CMOs and REMICs issued by FNMA or FHLMC  . . . . . . . . . . . . . . . . . .  3535             0  4.b.
                c.  All other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3536             0  4.c.
           5.   Other debt securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3537             0  5.
           6.   Certificates of deposit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3538             0  6.
           7.   Commercial paper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3539             0  7.
           8.   Bankers acceptances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3540             0  8.
           9.   Other trading assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3541             0  9.
           10.  Not applicable                                                                    //////////////////
           11.  Reevaluation gains on interest rate, foreign exchange rate, and other commodity   //////////////////
                and equity contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4549             0  11.
           12.  Total trading assets (sum or items 1 through 11) (must equal Schedule RC, item    //////////////////
                5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3545             0  12.
                                                                                                  ------------------
                                                                                                  ------------------
           LIABILITIES                                                                            RCON  Bil Mil Thou
                                                                                                  ------------------
           13.  Liability for short positions  . . . . . . . . . . . . . . . . . . . . . . . . .  3546             0  13.
           14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity   //////////////////
                and equity contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3547             0  14.
           15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item  //////////////////
                15.b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3548             0  15.
                                                                                                  ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK            Call Date: 06/30/94  ST-BK: 36-0096  FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                Page RC-9
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-E--Deposit Liabilities

                                                                                                            ---------
                                                                                                                 C325 <-
                                                           ----------------------------------------------------------
                                                                                                |    Nontransaction
                                                                    Transaction Accounts        |       Accounts
                                                           ----------------------------------------------------------
                                                               (Column A)          (Column B)          (Column C)
                                                           Total transaction      Memo:  Total           Total
                                                                accounts        demand deposits      nontransaction
                                                            (including total      (included in          accounts
                                                            demand deposits)       column A)       (including MMDAs)
                                                           ----------------------------------------------------------
                              Dollar Amounts in Thousands  RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
           ----------------------------------------------------------------------------------------------------------
           Deposits of:                                    //////////////////  //////////////////  //////////////////
           1.   Individuals, partnerships, and             //////////////////  //////////////////  //////////////////
                corporations . . . . . . . . . . . . . .   2201     2,424,071  2240     1,518,682  2346     7,754,137  1.
           2.   U.S. Government  . . . . . . . . . . . .   2202        74,429  2280        74,257  2520         3,995  2.
           3.   States and political subdivisions in the   //////////////////  //////////////////  //////////////////
                U.S. . . . . . . . . . . . . . . . . . .   2203       444,781  2290       280,965  25,30      640,814  3.
           4.   Commercial banks in the U.S. . . . . . .   2206        17,113  2310        17,113  //////////////////  4.
                a. U.S. branches and agencies of foreign   //////////////////  //////////////////  //////////////////
                   banks   . . . . . . . . . . . . . . .   //////////////////  //////////////////  2347           177  4.a.
                b. Other commercial banks in the U.S.  .   //////////////////  //////////////////  2348             0  4.b.
           5.   Other depository institutions in the       2207        13,810  2312        13,810  2349           768  5.
                U.S. . . . . . . . . . . . . . . . . . .
           6.   Banks in foreign countries . . . . . . .   2213           208  2320           208  //////////////////  6.
                a. Foreign branches of other U.S. banks    //////////////////  //////////////////  2367             0  6.a.
                b. Other banks in foreign countries  . .   //////////////////  //////////////////  2373             0  6.b.
           7.   Foreign governments and official           //////////////////  //////////////////  //////////////////
                institutions (including foreign central    //////////////////  //////////////////  //////////////////
                banks) . . . . . . . . . . . . . . . . .   2216             0  2300             0  2377             0  7.
           8.   Certified and official checks  . . . . .   2330        61,892  2330        61,892  //////////////////  8.
           9.   Total (sum of items 1 through 8) (sum of   //////////////////  //////////////////  //////////////////
                columns A and C must equal Schedule RC,    //////////////////  //////////////////  //////////////////
                item 13.a) . . . . . . . . . . . . . . .   2215     3,036,304  2210     1,966,927  2385     8,399,891  9.
                                                           ------------------  ------------------  ------------------
                                                                                                   ------------------
           Memoranda                                                  Dollar Amounts in Thousands  RCON  Bil Mil Thou
           ----------------------------------------------------------------------------------------------------------
           1.   Selected components of total deposits (i.e., sum of item 9, columns A and C):      //////////////////
                a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts   . . . .   6835       791,887  M.1.a.
                b. Total brokered deposits   . . . . . . . . . . . . . . . . . . . . . . . . . .   2365             0  M.1.b.
                c. Fully insured brokered deposits (included in Memorandum item 1.b above):        //////////////////
                   (1)  Issued in denominations of less than $100,000  . . . . . . . . . . . . .   2343             0  M.1.c.(1)
                   (2)  Issued either in denominations of $100,000 or in denominations greater     //////////////////
                        than $100,000 and participated out by the broker in shares of $100,000 or  //////////////////
                        less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2344             0  M.1.c.(2)
                d. Total deposits denominated in foreign currencies  . . . . . . . . . . . . . .   3776             0  M.1.d.
                e. Preferred deposits (uninsured deposits of states and political subdivisions     //////////////////
                   in the U.S. reported in item 3 above which are secured or collateralized as     //////////////////
                   required under state law)   . . . . . . . . . . . . . . . . . . . . . . . . .   5590     1,085,595  M.1.e.
           2.   Components of total nontransaction accounts (sum of Memoranda items 2.a through    //////////////////
                2.d must equal item 9, column C, above):                                           //////////////////
                a. Savings deposits:                                                               //////////////////
                   (1)  Money market deposit accounts (MMDAs)  . . . . . . . . . . . . . . . . .   6810     2,127,974  M.2.a.(1)
                   (2)  Other savings deposits (excludes MMDAs)  . . . . . . . . . . . . . . . .   0352     3,004,807  M.2.a.(2)
                b. Total time deposits of less than $100,000   . . . . . . . . . . . . . . . . .   6648     2,742,542  M.2.b.
                c. Time certificates of deposit of $100,000 or more  . . . . . . . . . . . . . .   6645       524,568  M.2.c.
                d. Open-account time deposits of $100,000 or more  . . . . . . . . . . . . . . .   6646             0  M.2.d.
           3.   All NOW accounts (included in column A above)  . . . . . . . . . . . . . . . . .   2398     1,067,992  M.3.
                                                                                                   ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK                     Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                        Page RC-10
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-E--Continued

          Memoranda (Continued)

         ---------------------------------------------------------------------------------------------------------------
           Deposit Totals for FDIC Insurance Assessments<F1>                                  ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
         -------------------------------------------------------------------------------------------------------
           4.   Total deposits (sum of item 9, column A and item 9, column C) (must equal     //////////////////
                Schedule RC, item 13.a)  . . . . . . . . . . . . . . . . . . . . . . . . . .  2200    11,436,195  M.4.
                                                                                              //////////////////
                a. Total demand deposits (must equal item 9, column B)   . . . . . . . . . .  2210     1,966,927  M.4.a.
                b. Total time and savings deposits <F2> (must equal item 9, column A plus     //////////////////
                   item 9, column C minus item 9, column B)  . . . . . . . . . . . . . . . .  2350     9,469,268  M.4.b.
                                                                                              ------------------

           <F1> An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certified Statement originally covering this report date has been filed with the
                FDIC.
           <F2> For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

         --------------------------------------------------------------------

                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           5.   Time deposits of less than $100,000 and open-account time deposits of         //////////////////
                $100,000 or more (included in Memorandum items 2.b and 2.d above) with a      //////////////////
                remaining maturity or repricing frequency of: <F1>                            //////////////////
                a. Three months or less  . . . . . . . . . . . . . . . . . . . . . . . . . .  0359       640,985  M.5.a.
                b. Over three months through 12 months (but not over 12 months)  . . . . . .  3644     1,150,426  M.5.b.
           6.   Maturity and repricing data for time certificates of deposit of $100,000 or   //////////////////
                more: <F1>                                                                    //////////////////
                a. Fixed rate time certificates of deposit of $100,000 or more with a         //////////////////
                   remaining maturity of:                                                     //////////////////
                   (1)  Three months or less . . . . . . . . . . . . . . . . . . . . . . . .  2761       372,942  M.6.a.(1)
                   (2)  Over three months through 12 months  . . . . . . . . . . . . . . . .  2762        98,523  M.6.a.(2)
                   (3)  Over one year through five years . . . . . . . . . . . . . . . . . .  2763        53,103  M.6.a.(3)
                   (4)  Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . .  2765             0  M.6.a.(4)
                   (5)  Total fixed rate time certificates of deposit of $100,000 or more     //////////////////  M.6.a.(5)
                        (sum of Memorandum items 6.a.(1) through 6.a.(4))  . . . . . . . . .  2767       524,568
                b. Floating rate time certificates of deposit of $100,000 or more with a      //////////////////
                   repricing frequency of:                                                    //////////////////
                   (1)  Quarterly or more frequently . . . . . . . . . . . . . . . . . . . .  4568             0  M.6.b.(1)
                   (2)  Annually or more frequently, but less frequently than quarterly  . .  4569             0  M.6.b.(2)
                   (3)  Every five years or more frequently, but less frequently than         //////////////////
                        annually . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4571             0  M.6.b.(3)
                   (4)  Less frequently than every five years  . . . . . . . . . . . . . . .  4572             0  M.6.b.(4)
                   (5)  Total floating rate time certificates of deposit of $100,000 or more  //////////////////
                        (sum of Memorandum items 6.b.(1) through 6.b.(4))  . . . . . . . . .  4573             0  M.6.b.(5)
                c. Total time certificates of deposit of $100,000 or more (sum of             //////////////////
                   Memorandum items 6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c.     //////////////////
                   above)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6645       524,568  M.6.c.
                                                                                              ------------------

           <F1>  Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

          Legal Title of Bank:     KEY BANK OF NEW YORK                  Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                     Page RC-11
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-F--Other Assets

                                                                                                         -------
                                                                                                            C330  <-
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           1.   Income earned, not collected on loans  . . . . . . . . . . . . . . . . . . .  2164        56,840  1.
           2.   Net deferred tax assets<F1>. . . . . . . . . . . . . . . . . . . . . . . . .  2148        32,255  2.
           3.   Excess residential mortgage servicing fees receivable  . . . . . . . . . . .  5371        12,428  3.
           4.   Other (itemize and describe amounts that exceed 25% of this item)  . . . . .  2168       381,030  4.
                a. TEXT 3549 Accounts Receivable Other________________ RCON 3549     141,562  //////////////////  4.a.
                b. TEXT 3550 Accounts Receivable Foreclosure__________ RCON 3550     150,484  //////////////////  4.b.
                c. TEXT 3551 _________________________________________ RCON 3551              //////////////////  4.c.
           5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 11) . . . . .  2160       482,553  5.
                                                                                              ------------------
           Memorandum
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           1.   Deferred tax assets disallowed for regulatory capital purposes . . . . . . .  5610             0  M.1.
                                                                                              ------------------
           Schedule of RC-G--Other Liabilities
                                                                                                        --------
                                                                                                            C335  <-
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           1.   a. Interest accrued and unpaid on deposits<F2> . . . . . . . . . . . . . . .  3645        16,353  1.a.
                b. Other expenses accrued and unpaid (includes accrued income taxes           //////////////////
                   payable)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3646        63,387  1.b.
           2.   Net deferred tax liabilities<F1> . . . . . . . . . . . . . . . . . . . . . .  3049             0  2.
           3.   Minority interest in consolidated subsidiaries . . . . . . . . . . . . . . .  3000             0  3.
           4.   Other (itemize and describe amounts that exceed 25% of this item)  . . . . .  2938        38,699  4.
                a. TEXT 3552 Reserve For Possible Credit Losses______ RCON 3552        9,738  //////////////////  4.a
                b. TEXT 3553 ________________________________________ RCON 3553               //////////////////  4.b.
                c. TEXT 3554 ________________________________________ RCON 3554               //////////////////  4.c.
           5.   Total (sum of items 1 through 4) (must equal Schedule RC, item 20) . . . . .  2930       118,439  5.
                                                                                              ------------------

           <F1>  See discussion of deferred income taxes in Glossary entry on "income taxes."
           <F2>  For savings banks, includes "dividends" accrued and unpaid on deposits.

          Legal Title of Bank:     KEY BANK OF NEW YORK                Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                   Page RC-12
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-K--Quarterly Averages <F1>

                                                                                                         -------
                                                                                                            C355   <-
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           ASSETS                                                                             //////////////////
            1.  Interest-bearing balances due from depository institutions . . . . . . . . .  3381             0   1.
            2.  U.S. Treasury securities and U.S. Government agency and corporation           //////////////////
                obligations<F2>. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3382     2,797,212   2.
            3.  Securities issued by states and politial subdivisions in the U.S.<F2>. . . .  3383       849,915   3.
            4.  a. Other debt securities<F2> . . . . . . . . . . . . . . . . . . . . . . . .  3647         1,960   4.a.
                b. Equity securities<F3>(includes investments in mutual funds and Federal     //////////////////
                   Reserve stock)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3648             0   4.b.
            5.  Federal funds sold and securities purchased under agreements to resell . . .  3365        56,187   5.
            6.  Loans:                                                                        //////////////////
                a. Total loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3360     9,207,771   6.a.
                b. Loans secured by real estate  . . . . . . . . . . . . . . . . . . . . . .  3385     5,253,682   6.b.
                c. Loans to finance agricultural production and other loans to farmers   . .  3386        79,301   6.c.
                d. Commercial and industrial loans   . . . . . . . . . . . . . . . . . . . .  3387     1,224,642   6.d.
                e. Loans to individuals for household, family, and other personal             //////////////////
                   expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3388     2,487,328   6.e.
                f. Obligations (other than securities and leases) of states and political     //////////////////
                   subdivisions in the U.S.  . . . . . . . . . . . . . . . . . . . . . . . .  3389        81,138   6.f.
            7.  Assets held in trading accounts  . . . . . . . . . . . . . . . . . . . . . .  3401             0   7.
            8.  Lease financing receivables (net of unearned income) . . . . . . . . . . . .  3484        83,224   8.
            9.  Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3368    14,304,205   9.
           LIABILITIES                                                                        //////////////////
           10.  Interest-bearing transaction accounts (NOW accounts, ATS accounts, and        //////////////////
                telephone and preauthorized transfer accounts) (exclude demand deposits) . .  3485     1,043,804   10.
           11.  Nontransaction accounts:                                                      //////////////////
                a. Money market deposit accounts (MMDAs)   . . . . . . . . . . . . . . . . .  3486     2,196,311   11.a.
                b. Other savings deposits  . . . . . . . . . . . . . . . . . . . . . . . . .  3487     3,056,609   11.b.
                c. Time certificates of deposit of $100,000 or more  . . . . . . . . . . . .  3345       563,709   11.c.
                d. All other time deposits   . . . . . . . . . . . . . . . . . . . . . . . .  3469     2,745,009   11.d.
           12.  Federal funds purchased and securities sold under agreements to repurchase .  3353     1,452,373   12.
           13.  Other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3355         4,396   13.
                                                                                              ------------------

           <F1> For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
           <F2>  Quarterly averages for all debt securities should be based on amortized cost.
           <F3>  Quarterly averages for all equity securities should be based on historical cost.

          Legal Title of Bank:     KEY BANK OF NEW YORK                Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                   Page RC-13
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-L--Off-Balance Sheet Items

          Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                         -------
                                                                                                            C360   <-
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
            ----------------------------------------------------------------------------------------------------
            1.  Unused commitments:                                                           //////////////////
                a. Revolving, open-end lines secured by 1-4 family residential properties,    //////////////////
                   e.g., home equity lines   . . . . . . . . . . . . . . . . . . . . . . . .  3814       648,663   1.a.
                b. Credit card lines   . . . . . . . . . . . . . . . . . . . . . . . . . . .  3815       566,009   1.b.
                c. Commercial real estate, construction, and land development:                //////////////////
                   (1)  Commitments to fund loans secured by real estate . . . . . . . . . .  3816       173,176   1.c.(1)
                   (2)  Commitments to fund loans not secured by real estate . . . . . . . .  6550        22,935   1.c.(2)
                d. Securities underwriting   . . . . . . . . . . . . . . . . . . . . . . . .  3817             0   1.d.
                e. Other unused commitments  . . . . . . . . . . . . . . . . . . . . . . . .  3818     1,035,657   1.e.
            2.  Financial standby letters of credit  . . . . . . . . . . . . . . . . . . . .  3819        98,098   2.
                a. Amount of financial standby letters of credit                              //////////////////
                   conveyed to others  . . . . . . . . . . . . . . .  RCON 3820        4,862  //////////////////   2.a.
            3.  Performance standby letters of credit  . . . . . . . . . . . . . . . . . . .  3821        11,860   3.
                a. Amount of performance standby letters of credit                            //////////////////
                   conveyed to others  . . . . . . . . . . . . . . .  RCON 3822            0  //////////////////   3.a.
            4.  Commercial and similar letters of credit . . . . . . . . . . . . . . . . . .  3411        62,600   4.
            5.  Participations in acceptances (as described in the instructions) conveyed to  //////////////////
                others by the reporting bank . . . . . . . . . . . . . . . . . . . . . . . .  3428             0   5.
            6.  Participations in acceptances (as described in the instructions) acquired by  //////////////////
                the reporting (nonaccepting) bank  . . . . . . . . . . . . . . . . . . . . .  3429             0   6.
            7.  Securities borrowed  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3432             0   7.
            8.  Securities lent (including customers' securities lent where the customer is   //////////////////
                indemnified against loss by the reporting bank)  . . . . . . . . . . . . . .  3433             0   8.
            9.  Mortgages transferred (i.e., sold or swapped) with recourse that have been    //////////////////
                treated as sold for Call Report purposes:                                     //////////////////
                a. FNMA and FHLMC residential mortgage loan pools:                            //////////////////
                   (1)  Outstanding principal balance of mortgages transferred as of the      //////////////////
                        report date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3650             0   9.a.(1)
                   (2)  Amount of recourse exposure on these mortgages as of the report       //////////////////
                        date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3651             0   9.a.(2)
                b. Private (nongovernment-issued or -guaranteed) residential mortgage loan    //////////////////
                   pools:                                                                     //////////////////
                   (1)  Outstanding principal balance of mortgages transferred as of the      //////////////////
                        report date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3652       134,280   9.b.(1)
                   (2)  Amount of recourse exposure on these mortgages as of the report       //////////////////
                        date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3653       134,280   9.b.(2)
                c. Farmer Mac agricultural mortgage loan pools:                               //////////////////
                   (1)  Outstanding principal balance of mortgages transferred as of the      //////////////////
                        report date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3654             0   9.c.(1)
                   (2)  Amount of recourse exposure on these mortgages as of the report       //////////////////
                        date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3655             0   9.c.(2)
           10.  When-issued securities:                                                       //////////////////
                a. Gross commitments to purchase   . . . . . . . . . . . . . . . . . . . . .  3434             0   10.a.
                b. Gross commitments to sell   . . . . . . . . . . . . . . . . . . . . . . .  3435       732,702   10.b.
           11.  Interest rate contracts (exclude when-issued securities):                     //////////////////
                a. Notional value of interest rate swaps   . . . . . . . . . . . . . . . . .  3450     1,000,000   11.a.
                b. Futures and forward contracts   . . . . . . . . . . . . . . . . . . . . .  3823             0   11.b.
                c. Option contracts (e.g., options on Treasuries):                            //////////////////
                   (1)  Written option contracts . . . . . . . . . . . . . . . . . . . . . .  3824             0   11.c.(1)
                   (2)  Purchased option contracts . . . . . . . . . . . . . . . . . . . . .  3825             0   11.c.(2)
           12.  Foreign exchange rate contracts:                                              //////////////////
                a. Notional value of exchange swaps (e.g., cross-currency swaps)   . . . . .  3826             0   12.a.
                b. Commitments to purchase foreign currencies and U.S. dollar exchange        //////////////////
                   (spot, forward, and futures)  . . . . . . . . . . . . . . . . . . . . . .  3415             0   12.b.
                c. Option contracts (e.g., options on foreign currency):                      //////////////////
                   (1)  Written option contracts . . . . . . . . . . . . . . . . . . . . . .  3827             0   12.c.(1)
                   (2)  Purchased option contracts . . . . . . . . . . . . . . . . . . . . .  3828             0   12.c.(2)
                                                                                              ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK                Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                   Page RC-14
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-L--Continued

                                                                                                         -------
                                                                                                            C361  <-
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           13.  Contracts on other commodities and equities:                                  //////////////////
                a. Notional value of other swaps (e.g., oil swaps)   . . . . . . . . . . . .  3829             0  13.a.
                b. Futures and forward contracts (e.g., stock index and commodity--precious   //////////////////
                   metals, wheat, cotton, livestock--contracts)  . . . . . . . . . . . . . .  3830             0  13.b.
                c. Option contracts (e.g., options on commodities, individual stocks and      //////////////////
                   stock indexes):                                                            //////////////////
                   (1)  Written option contracts . . . . . . . . . . . . . . . . . . . . . .  3831             0  13.c.(1)
                   (2)  Purchased option contracts . . . . . . . . . . . . . . . . . . . . .  3832             0  13.c.(2)
           14.  All other off-balance sheet liabilities (itemize and describe each component  //////////////////
                of this item over 25% of Schedule RC, item 28, "Total equity capital") . . .  3430             0  14.
                                                                                              //////////////////
                a. TEXT 3555_________________________________________ RCON 3555               //////////////////  14.a.
                b. TEXT 3556_________________________________________ RCON 3556               //////////////////  14.b.
                c. TEXT 3557_________________________________________ RCON 3557               //////////////////  14.c.
                d. TEXT 3558_________________________________________ RCON 3558               //////////////////  14.d.
           15.  All other off-balance sheet assets (itemize and describe each component of    //////////////////
                this item over 25% of Schedule RC, item 28, "Total equity capital")  . . . .  5591             0  15.
                                                                                              //////////////////
                a. TEXT 5592_________________________________________ RCON 5592               //////////////////  15.a.
                b. TEXT 5593_________________________________________ RCON 5593               //////////////////  15.b.
                c. TEXT 5594_________________________________________ RCON 5594               //////////////////  15.c.
                d. TEXT 5595_________________________________________ RCON 5595               //////////////////  15.d.
                                                                                              ------------------
           Memoranda
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           1.   Not applicable                                                                //////////////////
           2.   Not applicable                                                                //////////////////
           3.   Unused commitments with an original maturity exceeding one year that are      //////////////////
                reported in Schedule RC-L, item 1.a through 1.e. above (report only the       //////////////////
                unused portions of commitments that are fee paid or otherwise legally         //////////////////
                binding) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3833        57,577  M.3.
                a. Participations in commitments with an original                             //////////////////
                   maturity exceeding one year conveyed to others  .  RCON 3834            0  //////////////////  M.3.a.
           4.   To be completed only by banks with $1 billion or more in total assets:        //////////////////
                Standby letters of credit (both financial and performance) issued to non-     //////////////////
                U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .  3377         1,676  M.4.
           5.   To be completed for the September report only:                                //////////////////
                Installment loans to individuals for household, family, and other personal    //////////////////
                expenditures that have been securitized and sold without recourse (with       //////////////////
                servicing retained), amounts outstanding by type of loan:                     //////////////////
                a. Loans to purchase private passenger automobiles   . . . . . . . . . . . .  2741           N/A  M.5.a.
                b. Credit cards and related plans  . . . . . . . . . . . . . . . . . . . . .  2742           N/A  M.5.b.
                c. All other consumer installment credit (including mobile home loans)   . .  2743           N/A  M.5.c.
                                                                                              ------------------



          Legal Title of Bank:     KEY BANK OF NEW YORK                    Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                       Page RC-15
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-M--Memoranda

                                                                                                         -------
                                                                                                            C365  <-
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           1.   Extensions of credit by the reporting bank to its executive officers,         //////////////////
                directors, principal shareholders, and their related interests as of the      //////////////////
                report date:                                                                  //////////////////
                a. Aggregate amount of all extensions of credit to all executive officers,    //////////////////
                   directors, principal shareholders, and their related interests  . . . . .  6164        10,620  1.a.
                b. Number of executive officers, directors, and principal shareholders to     //////////////////
                   whom the amount of all extensions of credit by the reporting bank          //////////////////
                   (including extensions of credit to related interests) equals or exceeds    //////////////////
                   the lesser of $500,000 or 5 percent of total capital               Number  //////////////////
                   as defined for this purpose in agency regulations  RCON 6165            3  //////////////////  1.b.
           2.   Federal funds sold and securities purchased under agreements to resell with   //////////////////
                U.S. branches and agencies of foreign banks<F1>(included in Schedule RC,      //////////////////
                item 3.a and 3.b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3405             0  2.
           3.   Not applicable                                                                //////////////////
           4.   Outstanding principal balance of 1-4 family residential mortgage loans        //////////////////
                serviced for others (include both retained servicing and purchased            //////////////////
                servicing):                                                                   //////////////////
                a. Mortgages serviced under a GNMA contract  . . . . . . . . . . . . . . . .  5500     3,891,282  4.a.
                b. Mortgages serviced under a FHLMC contract:                                 //////////////////
                   (1)  Serviced with recourse to servicer . . . . . . . . . . . . . . . . .  5501        36,042  4.b.(1)
                   (2)  Serviced without recourse to servicer  . . . . . . . . . . . . . . .  5502     3,478,856  4.b.(2)
                c. Mortgages serviced under a FNMA contract:                                  //////////////////
                   (1)  Serviced under a regular option contract . . . . . . . . . . . . . .  5503     8,442,091  4.c.(1)
                   (2)  Serviced under a special option contract . . . . . . . . . . . . . .  5504             0  4.c.(2)
                d. Mortgages serviced under other servicing contracts  . . . . . . . . . . .  5505     8,697,941  4.d.
           5.   To be completed only by banks with $1 billion or more in total assets:        //////////////////
                Customers' liability to this bank on acceptances outstanding (sum of items   //////////////////
                5.a and 5.b must equal Schedule RC, item 9):                                  //////////////////
                a. U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . . . . .  2103         2,571  5.a.
                b. Non-U.s. addressees (domicile)  . . . . . . . . . . . . . . . . . . . . .  2104             0  5.b.
           6.   Intangible assets:                                                            //////////////////
                a. Mortgage servicing rights   . . . . . . . . . . . . . . . . . . . . . . .  3164       223,228  6.a.
                b. Other identifiable intangible assets:                                      //////////////////
                   (1)  Purchased credit card relationships  . . . . . . . . . . . . . . . .  5506             0  6.b.(1)
                   (2)  All other identifiable intangible assets . . . . . . . . . . . . . .  5507        38,072  6.b.(2)
                c. Goodwill  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3163         3,950  6.c.
                d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)  .  2143       265,250  6.d.
                e. Intangible assets that have been grandfathered for regulatory capital      //////////////////  6.e.
                   purposes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6442             0
                                                                                              ------------------

           7.   Does your bank have any mandatory convertible debt that is part of your Tier        YES       NO
                                                                                              ------------------
                2 captial? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6167       ////  X  7.
                                                                                              ------------------
                If yes, complete items 7.a through 7.e:                                       RCON  Bil Mil Thou
                                                                                              ------------------
                a. Total equity contract notes, gross  . . . . . . . . . . . . . . . . . . .  3290           N/A  7.a.
                b. Common or perpetual preferred stock dedicated to redeem the above notes    3291           N/A  7.b.
                c. Total equity commitment notes, gross  . . . . . . . . . . . . . . . . . .  3293           N/A  7.c.
                d. Common or perpetual preferred stock dedicated to redeem the above notes    3294           N/A  7.d.
                e. Total (item 7.a minus 7.b plus 7.c minus 7.d)   . . . . . . . . . . . . .  3295           N/A  7.e.
                                                                                              ------------------

           <F1> Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

          Legal Title of Bank:     KEY BANK OF NEW YORK                    Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                       Page RC-16
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-M--Continued

                                                                                              ------------------
                                                                  Dollar Amount in Thousands  RCON  Bil Mil Thou
            ----------------------------------------------------------------------------------------------------
            8.  a. Other real estate owned:                                                   //////////////////
                   (1)  Direct and indirect investments in real estate ventures  . . . . . .  5372             0   8.a.(1)
                   (2)  All other real estate owned:                                          //////////////////
                        (a)  Construction and land development   . . . . . . . . . . . . . .  5508         3,092   8.a.(2)(a)
                        (b)  Farmland  . . . . . . . . . . . . . . . . . . . . . . . . . . .  5509         1,203   8.a.(2)(b)
                        (c)  1-4 family residential properties   . . . . . . . . . . . . . .  5510        15,959   8.a.(2)(c)
                        (d)  Multifamily (5 or more) residential properties  . . . . . . . .  5511           646   8.a.(2)(d)
                        (e)  Nonfarm nonresidential properties   . . . . . . . . . . . . . .  5512        11,864   8.a.(2)(e)
                   (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC,     //////////////////
                        item 7)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2150        32,764   8.1.(3)
                b. Investments in unconsolidated subsidiaries and associated companies:       //////////////////
                   (1)  Direct and indirect investments in real estate ventures  . . . . . .  5374           504   8.b.(1)
                   (2)  All other investments in unconsolidated subsidiaries and associated   //////////////////
                        companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5375             0   8.b.(2)
                   (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC,     //////////////////
                        item 8)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2130           504   8.b.(3)
                c. Total assets of unconsolidated subsidiaries and associated companies  . .  5376           504   8.c.
            9.  Noncumulative perpetual preferred stock and related surplus included in       //////////////////
                Schedule RC, item 23, "Perpetual preferred stock and related surplus"  . . .  3778             0   9.
           10.  Mutual fund and annuity sales during the quarter (include proprietary,        //////////////////
                private label, and third party mutual funds):                                 //////////////////
                a. Money market funds  . . . . . . . . . . . . . . . . . . . . . . . . . . .  6441         1,047  10.a.
                b. Equity securities funds   . . . . . . . . . . . . . . . . . . . . . . . .  8427         7,853  10.b.
                c. Debt securities funds   . . . . . . . . . . . . . . . . . . . . . . . . .  8428        34,031  10.c.
                d. Other mutual funds  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8429         9,424  10.d.
                e. Annuities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8430        46,928  10.e.
                                                                                              ------------------
         ------------------------------------------------------------------------------------------------------------------
           Memorandum
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------
           1.   Interbank holdings of capital instruments (to be completed for the December   //////////////////
                report only):                                                                 //////////////////
                a. Reciprocal holdings of banking organizations' capital instruments   . . .  3836           N/A   M.1.a.
                b. Nonreciprocal holdings of banking organizations' capital instruments  . .  3837           N/A   M.1.b.
                                                                                              ------------------

         --------------------------------------------------------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK               Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                  Page RC-17
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets


           The FFIEC regards the information                                                              ------
           reported in                                                                                      C370  <-
           all of Memorandum item 1, in items 1        ---------------------------------------------------------
           through 10,                                    (Column A)           (Column B)        (Column C)
           column A, and in Memorandum items 2             Past due           Past due 90        Nonaccrual
           through 4,                                    30 through 89       days or more
           column A, as confidential                       days and            and still
                                                            still              accruing
                                                           accruing
                                                       ----------------------------------------------------------
                     Dollar Amounts in Thousands       RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
           ------------------------------------------------------------------------------------------------------
          1.  Loans secured by real estate:            //////////////////  //////////////////  //////////////////
              a. To U.S. addressees (domicile)         1245        67,921  1246        13,561  1247        56,281  1.a.
              b. To non-U.S. addressees                //////////////////  //////////////////  //////////////////
                 (domicile)   . . . . . . . . .        1248             0  1249             0  1250             0  1.b.
          2.  Loans to depository institutions         //////////////////  //////////////////  //////////////////
              and acceptances of other banks:          //////////////////  //////////////////  //////////////////
              a. To U.S. banks and other U.S.          //////////////////  //////////////////  //////////////////
                 depository institutions. . . .        5377             0  5378             0  5379             0  2.a.
              b. To foreign banks   . . . . . .        5380             0  5381             0  5382             0  2.b.
          3.  Loans to finance agricultural            //////////////////  //////////////////  //////////////////
              production and other loans to            //////////////////  //////////////////  //////////////////
              farmers                                  1594         3,615  1597         2,369  1583         5,622  3.
          4.  Commercial and industrial loans:         //////////////////  //////////////////  //////////////////
              a. To U.S. addressees (domicile)         1251        37,826  1252         4,129  1253        26,838  4.a.
              b. To non-U.S. addressees (domicile)     1254             0  1255             0  1256             0  4.b.
          5.  Loans to individuals for household,      //////////////////  //////////////////  //////////////////
              family, and other personal               //////////////////  //////////////////  //////////////////
              expenditures:                            //////////////////  //////////////////  //////////////////
              a. Credit cards and related plans        5383         4,490  5384         3,056  5385             0  5.a.
              b. Other (includes single payment,       //////////////////  //////////////////  //////////////////
                 installment, and all student loans)   5386        42,775  5387         3,339  5388         4,260  5.b.
          6.  Loans to foreign governments and         //////////////////  //////////////////  //////////////////
              official institutions  . . . . . .       5389             0  5390             0  5391             0  6.
          7.  All other loans  . . . . . . . . .       5459           102  5460           378  5461           416  7.
          8.  Lease financing receivables:             //////////////////  //////////////////  //////////////////
              a. Of U.S. addressees (domicile)         1257           383  1258            27  1259           139  8.a.
              b. Of non-U.S. addressees (domicile)     1271             0  1272             0  1791             0  8.b.
          9.  Debt securities and other assets         //////////////////  //////////////////  //////////////////
              (exclude other real estate owned         //////////////////  //////////////////  //////////////////
              and other repossessed assets)  . .       3505             0  3506             0  3507             0  9.
                                                       ------------------  ------------------  ------------------

          ===================================================================

          Amounts  reported  in  items  1  through  8  above  include  guaranteed  and  unguaranteed  portions
          of  past due  and  nonaccrual  loans  and leases.    Report  in  item 10  below  certain  guaranteed
          loans  and  leases  that  have   already  been  included  in  the   amounts  reported  in  items   1
          through 8.

                                                                ----------------------------------------------------------
                                                                RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
                                                                ----------------------------------------------------------
          10. Loans and leases reported in items 1
              through 8 above which are wholly or partially     //////////////////  //////////////////  //////////////////
              guaranteed by the U.S. Government  . . . . . .    5612         5,699  5613         2,064  5614         2,652  10.
              a. Guaranteed portion of loans and leases         //////////////////  //////////////////  //////////////////
                 included in item 10 above . . . . . . . . .    5615         5,558  5616         2,060  5617         2,579  10.a.
                                                                ------------------  ------------------  ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK             Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                Page RC-18
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-N--Continued

                                                                                                               ------
                                                                                                                 C370  <-
                                                            ---------------------------------------------------------
                                                                (Column A)          (Column B)         (Column C)
                                                                 Past due          Past due 90         Nonaccrual
                                                              30 through 89       days or more
                                                                 days and          and still
                                                                  still             accruing
                                                                 accruing
                                                            ----------------------------------------------------------
                               Dollar Amounts in Thousands  RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
       ---------------------------------------------------------------------------------------------------------------
      1.  Restructured loans and leases included in         //////////////////  //////////////////  //////////////////
          Schedule RC-N, items 1 through 8, above   . .     1658             0  1659             0  1661             0  M.1.
      2.  Loans to finance commercial real estate,          //////////////////  //////////////////  //////////////////
          construction, and land development activities     //////////////////  //////////////////  //////////////////
          (not secured by real estate) included in          //////////////////  //////////////////  //////////////////
          Schedule RC-N, items 4 and 7, above   . . . .     6558             0  6559             0  6560             0  M.2.
      3.  Loans secured by real estate (sum of              //////////////////  //////////////////  //////////////////
          Memorandum items 3.a through 3.e must equal       //////////////////  //////////////////  //////////////////
          sum of Schedule RC-N, items 1.a and 1.b, above):  //////////////////  //////////////////  //////////////////
          a. Construction and land development. . . . . .   2759         2,235  2769             0  3492         5,323  M.3.a.
          b. Secured by farmland  . . . . . . . . . . . .   3493           725  3494           438  3495         2,883  M.3.b.
          c. Secured by 1-4 family residential properties:  //////////////////  //////////////////  //////////////////
             (1) Revolving, open-end loans secured          //////////////////  //////////////////  //////////////////
                 by 1-4 family residential properties and   //////////////////  //////////////////  //////////////////
                 extended under lines of credit . . . . .   5398         3,359  5399           841  5400           562  M.3.c.(1)
             (2) All other loans secured by 1-4 family      //////////////////  //////////////////  //////////////////
                 residential properties . . . . . . . . .   5401        25,522  5402         6,997  5403        12,847  M.3.c.(2)
          d. Secured by multifamily (5 or more)             //////////////////  //////////////////  //////////////////
             residential properties   . . . . . . . . . .   3499           970  3500             0  3501         1,564  M.3.d.
          e. Secured by nonfarm nonresidential properties   3502        35,110  3503         5,285  3504        33,102  M.3.e.
                                                            ------------------  ------------------  ------------------
                                                            --------------------------------------
                                                                (Column A)          (Column B)
                                                                 Past due          Past due 90
                                                              30 through 89       days or more
                                                                   days
                                                            --------------------------------------
                               Dollar Amounts in Thousands  RCON  Bil Mil Thou  RCON  Bil Mil Thou
      --------------------------------------------------------------------------------------------
      4.  Interest rate, foreign exchange rate, and other   //////////////////  //////////////////
          commodity and equity contracts:                   //////////////////  //////////////////
          a. Book value of amounts carried as assets . .    3522             0  3528             0  M.4.a.
          b. Replacement cost of contracts with a posi-     //////////////////  //////////////////
             tive replacement cost   . . . . . . . . . .    3529             0  3530             0  M.4.b.
                                                            ------------------  ------------------

          Legal Title of Bank:     KEY BANK OF NEW YORK              Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                 Page RC-19
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-O--Other Data for Deposit Insurance Assessments
          An amended  Certified  Statement  should  be submitted  to  the  FDIC  if the  amounts  reported  in items  1  through  10  of  this  schedule  are  amended  after  the semiannual  Certified  Statement originally covering this report date has been filed with the FDIC.
                                                                                                               -------
                                                                                                                  C375  <-
                                                                                                    ------------------
                                                                        Dollar Amounts in Thousands RCON  Bil Mil Thou
           -----------------------------------------------------------------------------------------------------------
           1.  Unposted debits (see instructions):                                                  //////////////////
               a. Actual amount of all unposted debits   . . . . . . . . . . . . . . . . .          0030           N/A  1.a.
                  OR                                                                                //////////////////
               b. Separate amount of unposted debits:                                               //////////////////
                  (1)  Actual amount of unposted debits to demand deposits . . . . . . . .          0031             0  1.b.(1)
                  (2)  Actual amount of unposted debits to time and savings deposits <F1>.          0032             0  1.b.(2)
           2.  Unposted credits (see instructions):                                                 //////////////////
               a. Actual amount of all unposted credits  . . . . . . . . . . . . . . . . .          3510           N/A  2.a.
                  OR                                                                                //////////////////
               b. Separate amount of unposted credits:                                              //////////////////
                  (1)  Actual amount of unposted credits to demand deposits. . . . . . . .          3512        25,846  2.b.(1)
                  (2)  Actual amount of unposted credits to time and savings deposits <F1>          3514            26  2.b.(2)
           3.  Uninvested trust funds (cash) held in bank's own trust                               //////////////////
               department (not included in total deposits)   . . . . . . . . . . . . . . .          3520             0  3.
           4.  Deposits of consolidated subsidiaries (not included in total deposits):              //////////////////
               a. Demand deposits of consolidated subsidiaries   . . . . . . . . . . . . .          2211        19,521  4.a.
               b. Time and savings deposits<F1> of consolidated subsidiaries . . . . . . .          2351             0  4.b.
               c. Interest accrued and unpaid on deposits of consolidated subsidiaries . .          5514             0  4.c.
           5.  Not applicable.

           Item 6 is not applicable to state nonmember banks that have not been authorized by       //////////////////
           the Federal Reserve to act as pass-through correspondents.                               //////////////////
           6.  Reserve balances actually passed through to the Federal Reserve by the reporting     //////////////////
               bank on behalf of its respondent depository institutions that are also reflected     //////////////////
               as deposit liabilities of the reporting bank:                                        //////////////////
               a. Amount reflected in demand deposits (included in Schedule RC-E, Memorandum        //////////////////
                  item 4.a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2314             0  6.a.
               b. Amount reflected in time and savings deposits<F1>(included in Schedule RC-E,      //////////////////
                  Memorandum item 4.b)   . . . . . . . . . . . . . . . . . . . . . . . . . .        2315             0  6.b.
           7.  Unamortized premiums and discounts on time and savings deposits:<F1>                 //////////////////
               a. Unamortized premiums   . . . . . . . . . . . . . . . . . . . . . . . . . .        5516             0  7.a.
               b. Unamortized discounts  . . . . . . . . . . . . . . . . . . . . . . . . . .        5517             0  7.b.


           8.  To be completed by banks with "Oakar deposits."                                      //////////////////
               Total "Adjusted Attributable Deposits" of all institutions acquired under Section    //////////////////
               5(d) (3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar           //////////////////
               Transaction Worksheet(s))   . . . . . . . . . . . . . . . . . . . . . . . . .        5518     1,965,957  8.

           9.  Deposits in lifeline accounts   . . . . . . . . . . . . . . . . . . . . . . .        5596//////////////  9.
          10.  Benefit-responsive "Depository Institution Investment Contracts" (included in        //////////////////
               total deposits)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8432             0  10.
                                                                                                    ------------------

          <F1> For   FDIC  insurance   assessment   purposes,  "time   and   savings  deposits"   consists   of
               nontransaction accounts and all transaction accounts other than demand deposits.

          Legal Title of Bank:     KEY BANK OF NEW YORK              Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                 Page RC-20
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-O--Continued

          Memoranda (to be completed each quarter except as noted)                                   ------------------
                                                                        Dollar Amounts in Thousands  RCON  Bil Mil Thou
           ------------------------------------------------------------------------------------------------------------
         1.  Total deposits of the bank                                                            //////////////////
             (sum of Memorandum items 1.a. 91) and 1.b. (1) must equal Schedule RC, item 13.a):    //////////////////
             a. Deposit accounts of $100,000 or less:                                              //////////////////
                (1)   Amount of deposit accounts of $100,000 or less . .                           2702     8,092,256  M.1.a.(1)
                (2)   Number of deposit accounts of $100,000 or less (to be                Number  //////////////////
                      completed for the June report only               RCON  3779       1,819,395  //////////////////  M.1.a.(2)
             b. Deposit accounts of more than $100,000:                                            //////////////////
                (1)   Amount of deposit accounts of more than $100,000 . . . . . . .       Number  2710     3,343,939  M.1.b.(1)
                (2)   Number of deposit accounts of more than $100,000 RCON  2722           7.670  //////////////////  M.1.b.(2)
                                                                                                   ------------------

         2.  Estimated amount of uninsured deposits of the bank:
             a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

                Indicate in the appropriate box at the right whether your bank has a method or       ------------------
                procedure for determining a better estimate of uninsured deposits than the estimate       YES      NO
                described above  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6861     ///    x   M.2.a.
                                                                                                     ------------------
              b. If the box marked YES has been checked, report the estimate of uninsured            RCON  Bil Mil Thou
                 deposits determined by using your bank's method or procedure   . . . . . . . . .    5597           N/A  M.2.b.
                                                                                                     ------------------

                                                                                                              ---------
           Person to whom questions about the Reports of Condition and Income should be directed                 C377 | <-
                                                                                                              ---------
           DAVID J GOSSTOLA - VICE PRESIDENT                                 (518) 486-8197
           _________________________________                                 ______________________________________

           Name and Title (TEXT 8901)                                        Area code and phone number  (TEXT 8902)






       Legal Title of Bank:     KEY BANK OF NEW YORK                  Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
       Address:                 66 SOUTH PEARL STREET                                                     Page RC-21
       City, State  Zip:        ALBANY, NY  12207-1501
       FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                ---------------------

       Schedule RC-R--Risk-Based Capital

       This  schedule  must be  completed  by all  banks  as follows:
       Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

  1.  Test for determining the extent to which Schedule RC-R must be completed.  To be completed
      only by banks with total assets of less than $1 billion.  Indicate in the appropriate box                       C380    <-
      at the right whether the bank has total capital greater than or equal to eight percent of                YES      NO
      adjusted total assets  . . . . . . . . . . . . . . . . .                                    |RCON  6056|    |///|   |   1.

            For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
              If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
              A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                 -----------------------------------------
                                                                                      (Column A)            (Column B)
                                                                                 Subordinated Debt<F1>         Other
                                                                                   and Intermediate          Limited-
           Items 2 and 3 are to be completed by all banks.                          Term Preferred         Life Capital
                                                                                         Stock              Instruments
                                                                                 -----------------------------------------
                                              Dollar Amounts in Thousands         RCON  Bil Mil Thou    RCON  Bil Mil Thou
           ---------------------------------------------------------------------------------------------------------------
           2.  Subordinated debt<F1> and other limited-life capital instruments   //////////////////    //////////////////
               (original weighted average maturity of at least five years) with   //////////////////    //////////////////
               a remaining maturity of:                                           //////////////////    //////////////////
               a.  One year or less  . . . . . . . . . . . . . . . . . .          3780             0    3786             0 2.a.
               b.  Over one year through two years . . . . . . . . . . .          3781             0    3787             0 2.b.
               c.  Over two years through three years  . . . . . . . . .          3782             0    3788             0 2.c.
               d.  Over three years through four years . . . . . . . . .          3783             0    3789             0 2.d.
               e.  Over four years through five years  . . . . . . . . .          3784             0    3790             0 2.e.
               f.  Over five years . . . . . . . . . . . . . . . . . . .          3785             0    3791             0 2.f.
                                                                                  ------------------    ------------------
                                                                                                        ------------------
           3.  Total qualifying capital (i.e., Tier 1 and Tier 2 capital)                               RCON  Bil Mil Thou
               allowable under the risk-based capital guidelines. . . . .                               3792     1,190,810 3.
                                                                                                        ------------------
                                                                                  -----------------     -----------------
                                                                                      (Column A)             (Column B)
           Items 4-9 and Memorandum item 1 are to be completed by banks                 Assets             Credit Equiva-
           that answered NO to item 1 above and by banks with total                    Recorded              lent Amount
           assets of $1 billion or more.                                                on the             of Off-Balance
                                                                                     Balance Sheet         Sheet Items<F2>
                                                                                  -----------------     ------------------
               <S.
           4.  Assets and credit equivalent amounts of off-balance sheet          RCON Bil Mil Thou     RCON  Bil Mil Thou
                                                                                  -----------------     ------------------
               items assigned to the Zero percent risk category:                  //////////////////    //////////////////
               a.  Assets recorded on the balance sheet:                          //////////////////    //////////////////
                   (1)  Securities issued by, other claims on, and                //////////////////    //////////////////
                        claims unconditionally guaranteed by, the U.S.            //////////////////    //////////////////
                        Government and its agencies and other OECD                //////////////////    //////////////////
                        central governments  . . . . . . . . . . . . . .          3794       747,317    ////////////////// 4.a.(1)
                   (2)  All other  . . . . . . . . . . . . . . . . . . .          3795       182,384    ////////////////// 4.a.(2)
               b.  Credit equivalent amount of off-balance sheet items .          //////////////////    3796             0 4.b.
                                                                                  ------------------    ------------------

          <F1> Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
          <F2> Do not report in column B the risk-weighted amount of assets reported in column A.

          Legal Title of Bank:     KEY BANK OF NEW YORK               Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                  Page RC-22
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

          Schedule RC-R--Continued

                                                                                ------------------  -----------------
                                                                                    (Column A)          (Column B)
                                                                                      Assets          CreditEquiva-
                                                                                     Recorded          lent Amount
                                                                                      on the          of Off-Balance
                                                                                  Balance Sheet       Sheet Items<F1>
                                                                                --------------------------------------
                                                   Dollar Amounts in Thousands  RCON  Bil Mil Thou  RCON  Bil Mil Thou
         -------------------------------------------------------------------------------------------------------------
         5.  Assets and credit equivalent amounts of off-balance items          //////////////////  //////////////////
             assigned to the 20 percent risk category:                          //////////////////  //////////////////
             a.  Assets recorded on the balance sheet:                          //////////////////  //////////////////
                 (1)  Claims conditionally guaranteed by the U.S.               //////////////////  //////////////////
                      Government and its agencies and other OECD                //////////////////  //////////////////
                      central governments  . . . . . . . . . . . . . .          3798        76,606  //////////////////  5.a.(1)
                 (2)  Claims collateralized by securities issued by the U.S.    //////////////////  //////////////////
                      Government and its agencies and other OECD central        //////////////////  //////////////////
                      governments; by securities issued by U.S. Government-     //////////////////  //////////////////
                      sponsored agencies; and by cash on deposit . . .          3799             0  //////////////////  5.a.(2)
                 (3)  All other  . . . . . . . . . . . . . . . . . . .          3800     3,182,889  //////////////////  5.a.(3)
             b. Credit equivalent amount of off-balance sheet items. .          //////////////////  3801             0  5.b.
         6.  Assets and credit equivalent amounts of off-balance sheet          //////////////////  //////////////////
             items assigned to the 50 percent risk category:                    //////////////////  //////////////////
             a.  Assets recorded on the balance sheet  . . . . . . . .          3802     2,520,115  //////////////////  6.a.
             b.  Credit equivalent amount of off-balance sheet items .          //////////////////  3803       171,850  6.b.
         7.  Assets and credit equivalent amounts of off-balance sheet          //////////////////  //////////////////
             items assigned to the 100 percent risk category:                   //////////////////  //////////////////
             a.  Assets recorded on the balance sheet. . . . . . . . .          3804     7,891,244  //////////////////  7.a.
             b.  Credit equivalent amount of off-balance sheet items .          //////////////////  3805       145,337  7.b.
         8.  On-balance sheet asset values excluded from the                    //////////////////  //////////////////
             calculation of the risk-based capital ratio<F2> . . . . .          3806       (14,022) //////////////////  8.
         9.  Total assets recorded on the balance sheet (sum of items           //////////////////  //////////////////
             4.a, 5.a, 6.a, 7.a, and 8, column A)  (must equal                  //////////////////  //////////////////
             Schedule RC, item 12 plus items 4.b and 4.c)  . . . . . .          3807    14,586,533  //////////////////  9.
                                                                                ------------------  ------------------
                                                                                ------------------  ------------------
                                                                                    (Column A)          (Column B)
                                                                                     Notional          Replacement
                                                                                    Principal              Cost
         Memorandum                                                                   Value           (Market Value)
                                                                                ------------------  ------------------
                                                   Dollar Amounts in Thousands  RCON  Bil Mil Thou  RCON  Bil Mil Thou
         -------------------------------------------------------------------------------------------------------------
         1.  Notional principal value and replacement cost of interest          //////////////////  //////////////////
             rate and foreign exchange rate contracts (in column B,             //////////////////  //////////////////
             report only those contracts with a positive replacement            //////////////////  //////////////////
             cost):                                                             //////////////////  //////////////////
             a.  Interest rate contracts (exclude futures contracts) .          //////////////////  3808        32,570  M.1.a.
                 (1)  With a remaining maturity of one year or less  .          3809       732,702  //////////////////  M.1.a.(1)
                 (2)  With a remaining maturity of over one year . . .          3810     1,000,000  //////////////////  M.1.a.(2)
             b.  Foreign exchange rate contracts (exclude contracts             //////////////////  //////////////////
                 with an original maturity of 14 days or less and               //////////////////  //////////////////
                 futures contracts)  . . . . . . . . . . . . . . . . .          //////////////////  3811             0  M.1.b.
                 (1)  With a remaining maturity of one year or less  .          3812             0  //////////////////  M.1.b.(1)
                 (2)  With a remaining maturity of over one year . . .          3813             0  //////////////////  M.1.b.(2)
                                                                                ------------------  ------------------

         <F1> Do not report in column B the risk-weighted amount of assets reported in column A.
         <F2> Until  a  final   rule  on  the   regulatory  capital  treatment   of  net  unrealized   holding
              gains  (losses)  on   available-for-sale  securities  that  is   applicable  to  the   reporting
              bank has  taken  effect,  a  bank  that  has adopted  FASB  Statement  No.  115  should  include
              the  difference  between  the  fair   value  and  the  amortized  cost  of   its  available-for-
              sale  securities in  item  8  and  report  the  amortized cost  of  these  securities  in  items
              4  through 7  above.    Item  8  also  includes  on-balance  sheet  asset  values  (or  portions
              thereof)   of  off-balance   sheet  interest   rate,  foreign   exchange  rate,   and  commodity
              contracts   and  those   contracts  (e.g.,   futures  contracts)   not  subject   to  risk-based
              capital.    Exclude  from item  8  margin  accounts  and  accrued  receivables as  well  as  any portion  of  the  allowance  for loan  and  lease  losses  in  excess  of  the amount  that  may be included in Tier 2 capital.

          Legal Title of Bank:     KEY BANK OF NEW YORK             Call Date:  06/30/94 ST-BK:  36-0096 FFIEC 032
          Address:                 66 SOUTH PEARL STREET                                                Page RC-23
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

                              Optional Narrative Statement Concerning the Amounts
                                Reported in the Reports of Condition and Income
                                     at close of business on June 30, 1994
           KEY BANK OF NEW YORK                                        ALBANY                   New York
           __________________________________________________________  ______________________,  ____________________

           Legal Title of Bank                                         City                     State

           The management of the reporting bank may, if it wishes,     the truncated statement will appear as the bank's
           submit a brief narrative statement on the amounts reported  statement both on agency computerized records and in
           in the Reports of Condition and Income.  This optional      computer-file releases to the public.
           statement will be made available to the public, along with
           the publicly available data in the Reports of Condition     All information furnished by the bank in the narrative
           and Income, in response to any request for individual bank  statement must be accurate and not misleading.
           report data.  However, the information reported in column   Appropriate efforts shall be taken by the submitting bank
           A and in all of Memorandum item 1 of Schedule RC-N is       to ensure the statement's accuracy. The statement must be
           regarded as confidential and will not be released to the    signed, in the space provided below, by a senior officer
           public.  BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT   of the bank who thereby attests to its accuracy.
           SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE
           NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK           If, subsequent to the original submission, material
           CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE        changes are submitted for the data reported in the Reports
           CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER           of Condition and Income, the existing narrative statement
           INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC   will be deleted from the files, and from disclosure; the
           OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.    bank, at its option, may replace it with a statement,
           Banks choosing not make a statement may check the "No       under signature, appropriate to the amended data.
           comment" box below and should make no entries of any kind
           in the space provided for the narrative statement; i.e.,    The optional narrative statement will appear in agency
           DO NOT enter in this space such phrases as "No statement,"  records and in release to the public exactly as submitted
           "Not applicable," "N/A," "No comment," and "None."          (or amended as described in the preceding paragraph) by
                                                                       the management of the bank (except for truncation of
                                                                       statements exceeding the 750-character limit described
           The optional statement must be entered on this sheet. The   above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN
           statement should not exceed 100 words.  Further,            ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR
           regardless of the number of words, the statement must not   RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY
           exceed 750 characters, including punctuation,               THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR
           identation, and standard spacing between words and          CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED
           sentences.  If any submission should exceed 750             THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY
           characters, as defined, it will be truncated at 750         PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE
           characters with no notice to the submitting bank and        MANAGEMENT OF THE REPORTING BANK.

           No comment  X  (RCON 6979)                                                                       | C371 | C372 |<-

           BANK MANAGEMENT STATEMENT (please type or print clearly):
           (TEXT 6980)





                               ____________________________________________   ______________________
                               Signature of Executive Officer of Bank         Date of Signature


          Legal Title of Bank:     KEY BANK OF NEW YORK         Call Date:  06/30/94 ST-BK:  36-0096
          Address:                 66 SOUTH PEARL STREET
          City, State  Zip:        ALBANY, NY  12207-1501
          FDIC Certificate No.:    | 0 | 6 | 9 | 3 | 7 |
                                   ---------------------

                                    THIS PAGE TO BE COMPLETED BY ALL BANKS

          ------------------------------------------------------------------------------------------------------------------
                            NAME AND ADDRESS OF BANK                                  OMB No.for OCC: 1557-0081
                                                                                      OMB No.for FDIC: 3064-0052
                                                                                OMB No. for Federal Reserve: 7100-0036
                                                                                      Expiration Date:   2/28/95


                                PLACE LABEL HERE                                            SPECIAL REPORT
                                                                                     (Dollar Amounts in Thousands)

                                                                      CLOSE OF BUSINESS    FDIC Certificate
                                                                      DATE                 Number               C-700  <-
                                                                            6/30/94           |0|6|9|3|7|


     LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
     ------------------------------------------------------------------
      The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections
      215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
      -----------------------------------------------------------------

         a.  Number of loans made to executive officers since the previous Call Report date  . . .    RCON 3561       3       a.
         b.  Total dollar amount of above loans (in thousands of dollars)  . .                        RCON 3562     487       b.
         c.  Range of interest charged on above loans
                 (example: 9 3/4% = 9.75)  . . . . . . . . . . . . . . . . . .  RCON 7701   7.00  %   to RCON 7702  10.75 %   c.

      ________________________________________________________________












           ____________________________________________________________________________  _______________________________________
           SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                      DATE(Month, Day,Year)


           ____________________________________________________________________________  _______________________________________
           NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)        AREA CODE/PHONE NUMBER (TEXT 8904)


           DAVID J GOSSTOLA - VICE PRESIDENT                                                    (518) 486-8197
           ____________________________________________________________________________  _______________________________________
           FDIC 8040/53 (12-92)
